UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 6718

Dreyfus Investment Grade Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	7/31
Date of reporting period:	7/31/12

FORM N-CSR

Item 1.                        Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Important Tax Information
28	Information About the Renewal of the Fund’s Management Agreement
33	Board Members Information
35	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Inflation Adjusted
Securities Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus InflationAdjusted Securities Fund covering the 12-month period from August 1, 2011, through July 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The bond market proved volatile over the reporting period, as an intensifying European debt crisis and an unprecedented downgrade of long-term U.S. government securities last year triggered a massive flight to perceived safe havens in August and September 2011.Then, favorable U.S. employment data and liquidity enhancements from European policymakers sparked rallies through the first quarter of 2012. However, political developments later raised doubts about some of Europe’s proposed solutions, and U.S. economic data weakened in the spring. Despite these swings in investor sentiment, most bond market sectors produced respectable total rates of return for the reporting period due in part to wide yield spreads based on U.S. Treasury securities, which have been pegged near historically low levels for most of the reporting period.

Although challenges remain overseas, we believe the U.S. economy is likely to maintain positive economic growth while overseas markets contend with growth recessionary environments. In our judgment, current sluggishness is at least partly due to the lagging effects of tighter monetary policies in some areas of the world, and we expect stronger growth when a shift to more accommodative policies begins to have an impact on global economic activity. In addition, the adjustment among U.S. exporters to weaker European demand and slower economic growth in certain emerging markets should be largely completed later this year, potentially setting the stage for a stronger economic rebound in 2013.

As always, we encourage you to discuss our observations with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
August 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of August 1, 2011, through July 31, 2012, as provided by Robert Bayston, David Horsfall, CFA and Nate Pearson, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended July 31, 2012, Dreyfus Inflation Adjusted Securities Fund’s Institutional shares produced a total return of 9.16%, and the fund’s Investor shares returned 8.80%.1 In comparison, the fund’s benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index (the “Index”), produced a total return of 9.49% for the same period.2 Bouts of domestic economic weakness, turmoil in overseas markets and more accommodative monetary policies among the world’s central banks caused yields of longer-term U.S.Treasury securities—including Treasury Inflation Protected Securities (“TIPS”)—to fall and their prices to rise.The fund produced lower returns than its benchmark, as a relatively short average duration over the summer of 2012 prevented the fund from participating more fully in market rallies.

The Fund’s Investment Approach

The fund seeks returns that exceed the rate of inflation.To pursue its goal, the fund normally invests at least 80% of its net assets in inflation-indexed securities, which are fixed income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation.

The fund invests primarily in high-quality, U.S. dollar-denominated, inflation-indexed securities.To a limited extent, the fund may invest in foreign currency-denominated, inflation-protected securities and other fixed income securities not adjusted for inflation, including U.S. government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities. The fund seeks to keep its average effective duration between two and 10 years, and the fund may invest in securities of any maturity without restriction.

Macroeconomic Developments Boosted U.S. Treasuries

Just days after the start of the reporting period, financial markets were roiled by the downgrade of one rating agency’s assessment of long-term

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

U.S. government securities.This development, together with a worsening sovereign debt crisis in Europe, triggered a flight to quality among investors, and traditional safe havens such as U.S. Treasury securities gained substantial value.

Employment gains and other encouraging U.S. economic news helped alleviate investors’ worries in October, and a quantitative easing program in Europe appeared to forestall a more severe banking crisis in the region. As a result,Treasuries gave back some of their previous gains as investors grew more tolerant of risks and turned away from traditional safe havens and toward riskier market sectors. However, the Federal Reserve Board (the “Fed”) launched Operation Twist, a stimulative program involving massive purchases of longer-term U.S. Treasury securities, and yields remained near historical lows.

The U.S. economic recovery faltered in the spring of 2012 when the public sector shed jobs and employment gains in the private sector moderated. Meanwhile, proposed austerity programs to relieve fiscal pressures in Europe encountered political resistance.Yields of U.S.Treasury securities plunged to record lows, fueling additional price appreciation.

Inflationary pressures remained relatively muted during the reporting period, primarily due to falling energy prices. However, the core inflation rate, which excludes food and energy, was buoyed by rising apparel prices when raw materials became more expensive. Automobile and housing prices also climbed as the disruptive effects of the 2011 Japan earthquake and 2008 financial crisis, respectively, receded over time.

Duration Strategy Produced Mixed Results

At the start of the reporting period, we set the fund’s average duration in a position that was roughly in line with the benchmark, and we maintained an emphasis on TIPS with 10-year maturities and strong liquidity characteristics.This strategy enabled the fund to participate in rallies while cushioning market declines over the second half of 2011. In early 2012, in anticipation of narrower yield differences along the market’s maturity spectrum, we shifted the fund’s emphasis toTIPS with 30-year maturities.This move enabled the fund to participate more fully in rallies while reducing its exposure to short-term securities, which we regarded as overvalued. Finally, over the summer of 2012, after yields had fallen to historical lows, we moved the fund’s average duration to a

4

relatively short position.While we believe this strategy positions the fund well for the longer term, it prevented fuller participation in market rallies during June and July.

Maintaining a Cautious Stance

Market volatility is likely to remain elevated over the near term as investors react to headlines trumpeting Europe’s struggles. Moreover, recently mixed U.S. economic data has increased the likelihood of additional measures from the Fed to stimulate economic growth. Meanwhile, we expect inflationary pressures to rise modestly as housing costs climb, especially in the rental market. Conversely, wage inflation is likely to remain negligible. In light of these factors, we have maintained the fund’s average duration in a relatively short position, and we have focused our security selection strategy on TIPS that, in our analysis, feature favorable seasonal characteristics.

August 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
Interest payments on inflation-protected bonds will vary as the bond’s principal value is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.Any increase in the principal amount of an inflation-protected bond (which follows a rise in the relevant inflation index), will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
During periods of rising interest rates and flat or declining inflation rates, inflation-protected bonds can underperform. Inflation-protected bonds issued by corporations generally do not guarantee repayment of principal.
Investing internationally involves special risk, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.
Investments in foreign currencies are subject to the risk that those currencies will decline in relative value to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays U.S.Treasury Inflation Protected Securities Index is a sub-index of the U.S.Treasury component of the Barclays U.S. Government Index. Securities in the
Barclays U.S.Treasury Inflation Protected Securities Index are dollar-denominated, non-
convertible, publicly issued, fixed-rate, investment-grade (Moody’s Baa3 or better) U.S.Treasury inflation notes, with at least one year to final maturity and at least $100 million par amount outstanding. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Investor shares and Institutional shares of Dreyfus Inflation Adjusted Securities Fund on 10/31/02 (inception date) to a $10,000 investment made in the Barclays U.S.Treasury Inflation Protected Securities Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Investor and Institutional shares.The Index is a sub-index of the U.S.Treasury component of the Barclays U.S. Government Index. Securities in the Index are dollar-denominated, non-convertible, publicly-issued, fixed-rate, investment-grade (Moody’s Baa3 or better) U.S.Treasury inflation notes, with at least one year to final maturity and at least $100 million par amount outstanding. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 7/31/12
	Inception			From
	Date	1Year	5 Years	Inception
Investor shares	10/31/02	8.80%	7.73%	6.36%
Institutional shares	10/31/02	9.16%	8.05%	6.65%
Barclays U.S. Treasury
Inflation Protected
Securities Index	10/31/02	9.49%	8.36%	7.08%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund	7

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Inflation Adjusted Securities Fund from February 1, 2012 to July 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2012
	Investor Shares	Institutional Shares
Expenses paid per $1,000†	$3.54	$1.92
Ending value (after expenses)	$1,031.90	$1,033.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended July 31, 2012
	Investor Shares	Institutional Shares
Expenses paid per $1,000†	$3.52	$1.91
Ending value (after expenses)	$1,021.38	$1,022.97

† Expenses are equal to the fund’s annualized expense ratio of .70% for Investor Shares and .38% for Institutional Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
July 31, 2012

	Principal
Bonds and Notes—99.5%	Amount ($)		Value ($)
U.S. Treasury Inflation Protected Securities:
0.13%, 4/15/16	15,086,988	[a,b]	15,859,019
0.13%, 1/15/22	25,374,853	[b]	27,416,742
0.63%, 7/15/21	19,190,754	[a,b]	21,742,529
1.13%, 1/15/21	16,520,842	[a,b]	19,313,905
1.25%, 7/15/20	9,916,446	[a,b]	11,693,662
1.38%, 1/15/20	10,101,819	[a,b]	11,918,570
1.63%, 1/15/18	10,054,280	[a,b]	11,623,693
1.75%, 1/15/28	4,322,298	[a,b]	5,600,078
2.00%, 1/15/14	15,790,168	[b]	16,478,525
2.00%, 7/15/14	33,449,849	[a,b]	35,631,917
2.00%, 1/15/16	3,473,790	[a,b]	3,872,192
2.00%, 1/15/26	15,576,474	[a,b]	20,425,867
2.13%, 2/15/40	8,937,121	[a,b]	13,387,530
2.13%, 2/15/41	13,732,315	[a,b]	20,729,355
2.38%, 1/15/25	6,010,853	[a,b]	8,116,058
2.50%, 7/15/16	68,717,596	[a,b]	79,315,155
2.50%, 1/15/29	9,494,803	[a,b]	13,634,689
3.63%, 4/15/28	20,868,072	[a,b]	33,190,021
Total Bonds and Notes
(cost $341,468,930)			369,949,507

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Other Investment—.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,357,290)	2,357,290[c]	2,357,290

Total Investments (cost $343,826,220)	100.1%	372,306,797
Liabilities, Less Cash and Receivables	(.1%)	(277,137)
Net Assets	100.0%	372,029,660

a Security, or portion thereof, on loan. At July 31, 2012, the value of the fund’s securities on loan was
$140,483,359 and the value of the collateral held by the fund was $142,886,408, consisting of U. S.
Government and Agency securities.
b Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
U.S. Government & Agencies	99.5	Money Market Investment	.6
			100.1
† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $140,483,359)—Note 1(b):
Unaffiliated issuers	341,468,930	369,949,507
Affiliated issuers	2,357,290	2,357,290
Cash		295,228
Receivable for investment securities sold		12,209,285
Dividends, interest and securities lending income receivable		655,981
Receivable for shares of Common Stock subscribed		392,805
Prepaid expenses		11,356
		385,871,452
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		122,532
Payable for investment securities purchased		13,528,925
Payable for shares of Common Stock redeemed		120,575
Accrued expenses		69,760
		13,841,792
Net Assets ($)		372,029,660
Composition of Net Assets ($):
Paid-in capital		336,491,381
Accumulated undistributed investment income—net		1,326,452
Accumulated net realized gain (loss) on investments		5,731,250
Accumulated net unrealized appreciation
(depreciation) on investments		28,480,577
Net Assets ($)		372,029,660

Net Asset Value Per Share
	Investor Shares	Institutional Shares
Net Assets ($)	63,052,898	308,976,762
Shares Outstanding	4,372,275	21,433,740
Net Asset Value Per Share ($)	14.42	14.42

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Year Ended July 31, 2012

Investment Income ($):
Income:
Interest	8,706,211
Income from securities lending—Note 1(b)	68,532
Dividends;
Affiliated issuers	1,528
Total Income	8,776,271
Expenses:
Management fee—Note 3(a)	938,177
Shareholder servicing costs—Note 3(b)	215,652
Professional fees	60,424
Registration fees	38,429
Custodian fees—Note 3(b)	24,929
Prospectus and shareholders’ reports	22,989
Directors’ fees and expenses—Note 3(c)	11,807
Loan commitment fees—Note 2	2,941
Miscellaneous	19,230
Total Expenses	1,334,578
Less—reduction in fees due to earnings credits—Note 3(b)	(43)
Net Expenses	1,334,535
Investment Income—Net	7,441,736
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,452,085
Net unrealized appreciation (depreciation) on investments	12,400,455
Net Realized and Unrealized Gain (Loss) on Investments	19,852,540
Net Increase in Net Assets Resulting from Operations	27,294,276

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended July 31,
	2012	2011
Operations ($):
Investment income—net	7,441,736	8,847,125
Net realized gain (loss) on investments	7,452,085	2,414,887
Net unrealized appreciation
(depreciation) on investments	12,400,455	10,813,042
Net Increase (Decrease) in Net Assets
Resulting from Operations	27,294,276	22,075,054
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(1,234,033)	(1,501,489)
Institutional Shares	(6,763,300)	(6,170,802)
Net realized gain on investments:
Investor Shares	(461,245)	(98,397)
Institutional Shares	(2,140,902)	(321,249)
Total Dividends	(10,599,480)	(8,091,937)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	28,541,270	13,487,739
Institutional Shares	143,727,438	116,242,045
Dividends reinvested:
Investor Shares	1,616,217	1,530,780
Institutional Shares	3,370,949	1,864,926
Cost of shares redeemed:
Investor Shares	(16,458,174)	(14,232,560)
Institutional Shares	(58,631,848)	(28,417,119)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	102,165,852	90,475,811
Total Increase (Decrease) in Net Assets	118,860,648	104,458,928
Net Assets ($):
Beginning of Period	253,169,012	148,710,084
End of Period	372,029,660	253,169,012
Undistributed investment income—net	1,326,452	1,874,364

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended July 31,
	2012	2011
Capital Share Transactions:
Investor Shares
Shares sold	2,034,250	1,035,465
Shares issued for dividends reinvested	115,336	116,118
Shares redeemed	(1,174,295)	(1,093,860)
Net Increase (Decrease) in Shares Outstanding	975,291	57,723
Institutional Shares
Shares sold	10,263,235	8,889,621
Shares issued for dividends reinvested	240,615	141,744
Shares redeemed	(4,183,087)	(2,172,894)
Net Increase (Decrease) in Shares Outstanding	6,320,763	6,858,471

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended July 31,
Investor Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.68	12.83	11.98	12.30	11.67
Investment Operations:
Investment income—net[a]	.29	.51	.33	.08	.79
Net realized and unrealized
gain (loss) on investments	.89	.82	.76	(.14)	.48
Total from Investment Operations	1.18	1.33	1.09	(.06)	1.27
Distributions:
Dividends from investment income—net	(.32)	(.45)	(.24)	(.16)	(.64)
Dividends from net realized
gain on investments	(.12)	(.03)	—	(.10)	—
Total Distributions	(.44)	(.48)	(.24)	(.26)	(.64)
Net asset value, end of period	14.42	13.68	12.83	11.98	12.30
Total Return (%)	8.80	10.60	9.23	(.54)	11.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.70	.73	.79	.87	1.04
Ratio of net expenses
to average net assets	.70	.73	.71	.55	.55
Ratio of net investment income
to average net assets	2.05	3.90	2.63	.73	6.39
Portfolio Turnover Rate	97.40	138.50	61.50	77.13	90.18
Net Assets, end of period ($ x 1,000)	63,053	46,476	42,846	40,557	26,830

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

		Year Ended July 31,
Institutional Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.68	12.83	11.97	12.30	11.66
Investment Operations:
Investment income—net[a]	.34	.62	.37	.11	.84
Net realized and unrealized
gain (loss) on investments	.89	.76	.77	(.15)	.48
Total from Investment Operations	1.23	1.38	1.14	(.04)	1.32
Distributions:
Dividends from investment income—net	(.37)	(.50)	(.28)	(.19)	(.68)
Dividends from net realized
gain on investments	(.12)	(.03)	—	(.10)	—
Total Distributions	(.49)	(.53)	(.28)	(.29)	(.68)
Net asset value, end of period	14.42	13.68	12.83	11.97	12.30
Total Return (%)	9.16	10.95	9.58	(.30)	11.29
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.37	.40	.44	.55	.77
Ratio of net expenses
to average net assets	.37	.40	.42	.30	.30
Ratio of net investment income
to average net assets	2.45	4.71	2.97	.98	6.68
Portfolio Turnover Rate	97.40	138.50	61.50	77.13	90.18
Net Assets, end of period ($ x 1,000)	308,977	206,693	105,864	24,577	13,740

a Based on average shares outstanding at each month end.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Inflation Adjusted Securities Fund (the “fund”) is a separate diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund.The fund’s investment objective is to seek returns that exceed the rate of inflation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Institutional. Investor Shares are subject to a shareholder services plan. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

18

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Company’s Board of Directors.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of July 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	2,357,290	—	—	2,357,290
U.S. Treasury	—	369,949,507	—	369,949,507

At July 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s

20

policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended July 31, 2012, The Bank of NewYork Mellon earned $36,902 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended July 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	7/31/2011	($)	Purchases ($)	Sales ($)	7/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	1,133,000		86,581,563	85,357,273	2,357,290.6

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carry-

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

overs, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended July 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,519,645, undistributed capital gains $5,167,325 and unrealized appreciation $27,851,309.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2012 and July 31, 2011 were as follows: ordinary income $9,811,278 and $7,929,131 and long-term capital gains $788,202 and $162,806, respectively.

During the period ended July 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for treasury inflation-protected securities, the fund increased accumulated undistributed investment income-net by $7,685 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

22

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .30% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Investor Shares Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of Investor Shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2012, Investor Shares were charged $135,834 pursuant to the Shareholder Services Plan.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund, and since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended July 31, 2012, the fund was charged $20,162 for transfer agency services and $105 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2012, the fund was charged $24,929 pursuant to the custody agreement.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended July 31, 2012, the fund was charged $1,459 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $43.

During the period ended July 31, 2012, the fund was charged $6,418 for services performed by the Chief Compliance Officer and his staff.

24

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $92,987, Shareholder Services Plan fees $13,032, custodian fees $4,800, Chief Compliance Officer fees $3,713 and transfer agency per account fees $8,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended July 31, 2012, amounted to $400,852,589 and $302,091,802, respectively.

At July 31, 2012, the cost of investments for federal income tax purposes was $344,455,488; accordingly, accumulated net unrealized appreciation on investments was $27,851,309, consisting of $29,255,598 gross unrealized appreciation and $1,404,289 gross unrealized depreciation.

The Fund	25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Inflation Adjusted Securities Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Inflation Adjusted Securities Fund (one of the series comprising Dreyfus Investment Grade Funds, Inc.) as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Inflation Adjusted Securities Fund at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 24, 2012

26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 100% of ordinary income dividends paid during the fiscal year ended July 31, 2012 as qualifying “interest related dividends.” Also for state individual income tax purposes, the fund hereby reports 100% of the ordinary income dividends paid during its fiscal year ended July 31, 2012 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including NewYork, California and the District of Columbia.Also, the fund hereby reports $.0840 per share as a short-term capital gain distribution paid and also reports $.0365 per share as a long-term capital gain distribution paid on December 20, 2011.

The Fund	27

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 18 and 19, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

28

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group median for all periods, except for the four-year period when the fund’s performance was above the Performance Group median, and above the Performance Universe median for all periods, except for the three-year period when the fund’s performance was below the Performance Universe median. The Board also noted that the fund’s yield performance was above the Performance Group and Performance Universe medians for seven of the nine one-year periods ended May 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board

The Fund	29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group median and below the Expense Universe median and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under

30

the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

32

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

The Fund	35

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

36

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
23	Statement of Financial Futures
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Changes in Net Assets
28	Financial Highlights
31	Notes to Financial Statements
50	Report of Independent Registered Public Accounting Firm
51	Important Tax Information
52	Information About the Renewal of the Fund’s Management Agreement
57	Board Members Information
59	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Intermediate
Term Income Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Intermediate Term Income Fund covering the 12-month period from August 1, 2011, through July 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The bond market proved volatile over the reporting period, as an intensifying European debt crisis and an unprecedented downgrade of long-term U.S. government securities last year triggered a massive flight to perceived safe havens in August and September 2011.Then, favorable U.S. employment data and liquidity enhancements from European policymakers sparked rallies through the first quarter of 2012. However, political developments later raised doubts about some of Europe’s proposed solutions, and U.S. economic data weakened in the spring. Despite these swings in investor sentiment, most bond market sectors produced respectable total rates of return for the reporting period due in part to wide yield spreads based on U.S.Treasury securities, which have been pegged near historically low levels for most of the reporting period.

Although challenges remain overseas, we believe the U.S. economy is likely to maintain positive economic growth while overseas markets contend with growth recessionary environments. In our judgment, current sluggishness is at least partly due to the lagging effects of tighter monetary policies in some areas of the world, and we expect stronger growth when a shift to more accommodative policies begins to have an impact on global economic activity. In addition, the adjustment among U.S. exporters to weaker European demand and slower economic growth in certain emerging markets should be largely completed later this year, potentially setting the stage for a stronger economic rebound in 2013.

As always, we encourage you to discuss our observations with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
August 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of August 1, 2011, through July 31, 2012, as provided by David Horsfall and David Bowser, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended July 31, 2012, Dreyfus Intermediate Term Income Fund’s Class A shares produced a total return of 7.26%, Class C shares returned 6.49% and Class I shares returned 7.59%.1 In comparison, the fund’s benchmark, the Barclays U.S. Aggregate Bond Index, achieved a total return of 7.25% for the same period.2

Mixed economic data sparked heightened market turbulence over the reporting period, but the U.S. bond market ended the year with attractive results compared to historical averages.The fund’s returns were roughly in line with its benchmark, as strong results from asset-backed securities, commercial mortgages and investment-grade corporate bonds were balanced by mild shortfalls among inflation-adjusted securities and emerging-markets debt.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue its goal, the fund normally invests at least 80% of its assets in fixed income securities of U.S. and foreign issuers rated at least investment grade or the unrated equivalent as determined by Dreyfus.These securities include: U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including CMOs) and foreign bonds.Typically, the fund can be expected to have an average effective maturity ranging between five and 10 years, and an average effective duration ranging between three and eight years. For additional yield, the fund may invest up to 20% of its assets in fixed income securities rated below investment grade (“high yield” or “junk bonds”) to as low as Caa/CCC or the unrated equivalent as determined by Dreyfus. The fund will focus primarily on U.S. securities but may invest up to 30% of its total assets in fixed income securities of foreign issuers, including those of issuers in emerging markets.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Macroeconomic Developments Fueled Market Volatility

Just days after the start of the reporting period, financial markets were roiled by the unprecedented downgrade of one rating agency’s assessment of long-term U.S. government securities. This development, together with a worsening sovereign debt crisis in Europe, triggered steep declines among higher yielding market sectors in August and September, while traditional safe havens gained substantial value.

Employment gains and other encouraging U.S. economic news helped alleviate investors’ worries in October, sparking a strong rally among higher yielding bonds. In addition, a quantitative easing program in Europe appeared to forestall a more severe banking crisis in the region. Investors grew more tolerant of risks, and they turned away from traditional safe havens and toward market sectors expected to benefit from better economic conditions. Consequently, asset-backed securities, commercial mortgages and corporate securities rallied through the first quarter of 2012.

However, the U.S. economic recovery was called into question in the spring, when the public sector shed jobs and employment gains in the private sector proved more anemic than expected. Meanwhile, proposed austerity programs to relieve fiscal pressures in Europe encountered political resistance.These headwinds erased some of the gains previously posted by higher yielding bonds, and yields of U.S.Treasury securities plunged to record lows. Nonetheless, the Barclays U.S.Aggregate Index ended the reporting period with a relatively strong total return.

Higher Yielding Securities Aided Performance

Investors regarded asset-backed securities and commercial mortgage-backed securities as relatively insulated from Europe’s financial troubles, and overweighted exposure to these sectors enabled the fund to participate fully in their strength. In addition, the fund benefited from gains among investment-grade and high yield corporate securities as issuers shored up their balance sheets and default rates remained low. Finally, exposure to the Mexican peso buoyed returns when the currency strengthened along with Mexico’s economy.

These successes were balanced by mild shortfalls in other areas. We established a modest position in Treasury Inflation Protected Securities during the spring of 2012, but these investments lost a degree of value amid disappointing economic data. The fund’s holdings of sovereign bonds from various emerging markets also detracted mildly from relative performance, largely due to concerns regarding slowing growth in Asia.

We generally maintained the fund’s average duration—a measure of sensitivity to changing interest rates—in a range that was slightly shorter than market averages.This strategy, which we implemented through the use of futures contracts on U.S.Treasury securities, had a mildly negative influence on performance. In addition, we used currency forwards to establish the fund’s more successful position in the Mexican peso.

Adjusting to Changing Market Conditions

While we remain concerned regarding ongoing events in Europe, central banks throughout the world have eased their monetary policies, which we expect to boost economic growth rates in the coming months. Therefore, we are prepared to place greater emphasis on yield-oriented securities, which, in our view, also should benefit from robust investor demand in a low interest-rate environment.

August 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
Investing internationally involves special risk, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.
Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
†† The total return figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 5/13/08 (the inception date for Class C shares), adjusted to reflect the applicable sales load for this share class.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
Intermediate Term Income Fund on 7/31/02 to a $10,000 investment made in the Barclays U.S.Aggregate Bond
Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in debt securities and securities with debt-like characteristics of domestic and foreign issuers and maintains an average effective maturity ranging between five and ten years and an average effective duration ranging between three and eight years.The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the
Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 7/31/12

Inception
	Date	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	2/2/96	2.46%	5.75%	5.48%
without sales charge	2/2/96	7.26%	6.72%	5.97%
Class C shares
with applicable redemption charge †	5/13/08	5.49%	6.03%††	5.63%††
without redemption	5/13/08	6.49%	6.03%††	5.63%††
Class I shares	5/31/01	7.59%	7.02%	6.27%
Barclays U.S. Aggregate Bond Index		7.25%	6.91%	5.65%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class C shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 5/13/08 (the inception date for Class C shares), adjusted to reflect the applicable sales load for this share class.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Intermediate Term Income Fund from February 1, 2012 to July 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2012
	Class A	Class C	Class I
Expenses paid per $1,000†	$4.45	$8.12	$3.69
Ending value (after expenses)	$1,032.80	$1,029.10	$1,033.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended July 31, 2012
	Class A	Class C	Class I
Expenses paid per $1,000†	$4.42	$8.07	$3.67
Ending value (after expenses)	$1,020.49	$1,016.86	$1,021.23

† Expenses are equal to the fund’s annualized expense ratio of .88% for Class A, 1.61% for Class C and .73% for Class I, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
July 31, 2012

	Coupon	Maturity	Principal
Bonds and Notes—124.3%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Auto Receivables—4.1%
Americredit Automobile Receivables
Trust, Ser. 2012-1, Cl. C	2.67	1/8/18	2,020,000		2,078,422
Americredit Automobile Receivables
Trust, Ser. 2012-1, Cl. D	4.72	3/8/18	4,600,000		4,949,365
Americredit Automobile Receivables
Trust, Ser. 2011-5, Cl. D	5.05	12/8/17	5,800,000		6,218,102
Carmax Auto Owner Trust,
Ser. 2010-1, Cl. B	3.75	12/15/15	980,000		1,015,882
Chrysler Financial Auto
Securitization Trust,
Ser. 2010-A, Cl. C	2.00	1/8/14	5,820,000		5,832,269
JPMorgan Auto Receivables Trust,
Ser. 2008-A, Cl. Ctfs	5.22	7/15/15	1,245,557	[a]	1,249,004
Santander Drive Auto Receivables
Trust, Ser. 2010-2, Cl. B	2.24	12/15/14	1,402,000		1,409,962
Santander Drive Auto Receivables
Trust, Ser. 2010-B, Cl. C	3.02	10/17/16	3,660,000	[a]	3,735,261
Santander Drive Auto Receivables
Trust, Ser. 2011-1, Cl. C	3.11	5/16/16	5,795,000		5,849,415
Santander Drive Auto Receivables
Trust, Ser. 2012-3, Cl. D	3.64	5/15/18	3,545,000		3,614,452
Santander Drive Auto Receivables
Trust, Ser. 2012-1, Cl. C	3.78	11/15/17	1,185,000		1,225,311
Santander Drive Auto Receivables
Trust, Ser. 2011-3, Cl. D	4.23	5/15/17	2,325,000		2,394,078
Santander Drive Auto Receivables
Trust, Ser. 2011-4, Cl. D	4.74	9/15/17	2,695,000		2,845,628
SMART Trust,
Ser. 2011-1USA, Cl. A3B	1.10	10/14/14	3,618,991	[a,b]	3,625,569
					46,042,720
Asset-Backed Ctfs./Credit Cards—1.0%
Citibank Omni Master Trust,
Ser. 2009-A14A, Cl. A14	3.00	8/15/18	11,075,000	[a,b]	11,614,192
Asset-Backed Ctfs./
Home Equity Loans—.5%
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6	5.64	12/25/33	460,787	[b]	460,577

The Fund	9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Home Equity Loans (continued)
Bayview Financial Acquisition
Trust, Ser. 2005-B, Cl. 1A6	5.21	4/28/39	1,930,198	[b]	1,898,194
Carrington Mortgage Loan Trust,
Ser. 2005-NC5, Cl. A2	0.57	10/25/35	1,091,630	[b]	1,056,802
Citicorp Residential Mortgage
Securities, Ser. 2006-1, Cl. A3	5.71	7/25/36	216,239	[b]	216,412
Citigroup Mortgage Loan Trust,
Ser. 2005-WF1, Cl. A5	5.01	11/25/34	2,335,479	[b]	2,301,566
Residential Asset Securities,
Ser. 2005-EMX4, Cl. A2	0.51	11/25/35	123,258	[b]	123,025
					6,056,576
Asset-Backed Ctfs./
Manufactured Housing—.1%
Origen Manufactured Housing,
Ser. 2005-B, Cl. M2	6.48	1/15/37	1,568,137		1,616,092
Casinos—.2%
Ameristar Casinos,
Gtd. Notes	7.50	4/15/21	2,360,000	[c]	2,554,700
Commercial Mortgage
Pass-Through Ctfs.—4.0%
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW13, Cl. A3	5.52	9/11/41	35,000		36,645
Credit Suisse First Boston
Mortgage Securities,
Ser. 2005-C4, Cl. AAB	5.07	8/15/38	661,249	[b]	664,419
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. B	1.73	3/6/20	1,630,000	[a,b]	1,610,796
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. E	2.48	3/6/20	610,000	[a,b]	603,822
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. F	2.63	3/6/20	5,680,000	[a,b]	5,622,280
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. G	2.79	3/6/20	3,110,000	[a,b]	3,078,300
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. H	3.30	3/6/20	25,000	[a,b]	24,788
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. K	4.80	3/6/20	2,380,000	[a,b]	2,376,403
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. L	5.46	3/6/20	6,725,000	[a,b]	6,734,072

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2011-C3, Cl. A4	4.72	2/15/46	6,410,000	[a]	7,333,780
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB20, Cl. AM	5.88	2/12/51	2,825,000	[b]	3,066,464
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2009-IWST, Cl. C	7.69	12/5/27	5,455,000	[a,b]	6,451,530
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A6	5.22	11/12/37	4,035,000	[b]	4,530,103
Morgan Stanley Capital I,
Ser. 2006-IQ12, Cl. AAB	5.33	12/15/43	86,936		89,357
Morgan Stanley Dean Witter Capital
I, Ser. 2001-TOP3, Cl. A4	6.39	7/15/33	1,689		1,688
TIAA Seasoned Commercial Mortgage
Trust, Ser. 2007-C4, Cl. A3	5.62	8/15/39	495,000	[b]	529,437
WF-RBS Commercial Mortgage Trust,
Ser. 2011-C5, Cl. A4	3.67	11/15/44	2,085,000		2,275,052
					45,028,936
Consumer Discretionary—3.4%
Autozone,
Sr. Unscd. Notes	3.70	4/15/22	2,175,000		2,289,396
Cablevision Systems,
Sr. Unscd. Notes	7.75	4/15/18	2,490,000		2,720,325
Cox Communications,
Sr. Unscd. Notes	6.25	6/1/18	3,535,000	[a]	4,223,774
CVS Pass-Through Trust,
Pass Thru Certificates Notes	8.35	7/10/31	6,655,240	[a]	9,027,427
Dish DBS,
Gtd. Notes	5.88	7/15/22	2,730,000	[a]	2,825,550
HanesBrands,
Gtd. Notes	6.38	12/15/20	2,843,000		3,052,671
Macy’s Retail Holdings,
Gtd. Notes	3.88	1/15/22	2,775,000		2,995,640
NBCUniversal Media,
Sr. Unscd. Notes	4.38	4/1/21	3,345,000		3,787,453
Pearson Dollar Finance Two,
Gtd. Notes	6.25	5/6/18	1,170,000	[a]	1,385,078

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Consumer Discretionary (continued)
Staples,
Gtd. Notes	9.75	1/15/14	2,575,000		2,869,655
Time Warner
Gtd. Debs	6.10	7/15/40	1,045,000		1,289,188
Time Warner,
Gtd. Notes	3.40	6/15/22	1,620,000		1,712,570
					38,178,727
Consumer Staples—.9%
Kraft Foods,
Sr. Unscd. Notes	6.88	2/1/38	2,750,000		3,800,088
Pernod-Ricard,
Sr. Unscd. Notes	4.25	7/15/22	2,695,000	[a]	2,895,214
SABMiller Holdings,
Gtd. Notes	3.75	1/15/22	1,275,000	[a]	1,401,064
SABMiller Holdings,
Gtd. Notes	4.95	1/15/42	1,520,000	[a]	1,832,746
					9,929,112
Energy—3.8%
Anadarko Petroleum,
Sr. Unscd. Notes	6.38	9/15/17	4,765,000		5,722,074
CNOOC Finance (2012),
Gtd. Notes	3.88	5/2/22	2,335,000	[a]	2,523,925
El Paso,
Sr. Unscd. Notes	7.25	6/1/18	2,480,000		2,873,115
Enterprise Products Operating,
Gtd. Notes	5.95	2/1/41	1,955,000		2,338,303
Hess,
Sr. Unscd. Notes	5.60	2/15/41	1,500,000		1,712,189
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.55	9/15/40	2,955,000		3,608,868
Meg Energy,
Gtd. Notes	6.38	1/30/23	2,800,000	[a]	2,870,000
Pemex Project Funding Master
Trust, Gtd. Bonds	6.63	6/15/35	2,865,000		3,688,544
Petrobras International Finance,
Gtd. Notes	5.38	1/27/21	1,490,000		1,674,286
Petrobras International Finance,
Gtd. Notes	6.75	1/27/41	1,255,000		1,581,671

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Energy (continued)
Petroleos Mexicanos,
Gtd. Notes	4.88	1/24/22	1,050,000	[a]	1,186,500
Plains All American Pipeline,
Gtd. Notes	5.00	2/1/21	2,550,000		2,980,942
Plains All American Pipeline,
Gtd. Notes	5.75	1/15/20	3,089,000		3,685,276
Unit,
Gtd. Notes	6.63	5/15/21	2,810,000	[a,c]	2,802,975
Valero Energy,
Gtd. Notes	6.13	2/1/20	2,100,000		2,530,494
Williams Partners,
Sr. Unscd. Notes	6.30	4/15/40	795,000		1,006,113
					42,785,275
Financial—18.9%
AIG SunAmerica Global Financing X,
Sr. Scd. Notes	6.90	3/15/32	985,000	[a]	1,232,046
Ally Financial,
Gtd. Notes	4.63	6/26/15	5,325,000		5,497,791
Ally Financial,
Gtd. Notes	5.50	2/15/17	5,525,000		5,761,520
American International Group,
Sr. Unscd. Notes	6.40	12/15/20	3,340,000		3,914,106
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	3,441,000	[b]	3,747,249
AON,
Gtd. Notes	3.50	9/30/15	2,160,000		2,267,793
Bank of America,
Sr. Unscd. Notes	5.00	5/13/21	6,000,000		6,479,310
Bank of America,
Sr. Unscd. Notes	5.63	7/1/20	1,060,000		1,180,731
Bank of America,
Sr. Unscd. Notes	5.70	1/24/22	5,040,000		5,767,882
Boston Properties,
Sr. Unscd. Notes	3.70	11/15/18	2,600,000		2,776,459
Cincinnati Financial,
Sr. Unscd. Notes	6.13	11/1/34	1,234,000		1,400,099
Cincinnati Financial,
Sr. Unscd. Debs	6.92	5/15/28	1,331,000		1,624,822

The Fund	13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
CIT Group,
Sr. Unscd. Notes	5.00	5/15/17	2,445,000		2,556,553
CIT Group,
Sr. Unscd. Notes	5.00	8/15/22	1,480,000		1,480,000
Citigroup,
Sr. Unscd. Notes	4.50	1/14/22	7,665,000		8,078,059
Citigroup,
Sr. Unscd. Notes	5.38	8/9/20	4,955,000		5,473,729
Citigroup,
Sr. Unscd. Notes	5.88	1/30/42	1,585,000		1,831,569
DDR,
Sr. Unscd. Notes	4.75	4/15/18	2,865,000		3,052,738
Discover Financial Services,
Notes	5.20	4/27/22	5,402,000	[a]	5,773,906
Duke Realty,
Sr. Unscd. Notes	6.75	3/15/20	265,000		320,851
Duke Realty,
Sr. Unscd. Notes	8.25	8/15/19	2,565,000		3,260,913
ERAC USA Finance,
Gtd. Notes	6.38	10/15/17	2,535,000	[a]	2,983,751
ERP Operating,
Sr. Unscd. Notes	5.75	6/15/17	1,220,000		1,439,723
Federal Realty Investment Trust,
Sr. Unscd. Notes	5.40	12/1/13	1,525,000		1,607,138
Federal Realty Investment Trust,
Sr. Unscd. Bonds	5.65	6/1/16	550,000		615,579
Federal Realty Investment Trust,
Sr. Unscd. Notes	6.20	1/15/17	145,000		168,308
Ford Motor Credit,
Sr. Unscd. Notes	4.21	4/15/16	3,065,000	[a]	3,175,892
Ford Motor Credit,
Sr. Unscd. Notes	5.00	5/15/18	5,520,000		5,897,331
General Electric Capital,
Sr. Unscd. Notes	2.30	4/27/17	4,750,000		4,861,155
General Electric Capital,
Sr. Unscd. Notes	6.88	1/10/39	2,935,000		4,037,509
Goldman Sachs Group,
Sr. Unscd. Notes	5.25	7/27/21	3,055,000		3,221,598

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Goldman Sachs Group,
Sr. Unscd. Notes	5.75	1/24/22	1,780,000		1,947,923
Hanover Insurance Group,
Sr. Unscd. Notes	7.63	10/15/25	1,745,000		1,999,208
Harley-Davidson Funding,
Gtd. Notes	5.75	12/15/14	5,980,000	[a]	6,477,739
Healthcare Realty Trust,
Sr. Unscd. Notes	5.13	4/1/14	3,000,000		3,135,051
HSBC Holdings,
Sr. Unscd. Notes	4.00	3/30/22	3,960,000		4,246,827
Hyundai Capital Services,
Sr. Unscd. Notes	4.38	7/27/16	1,300,000	[a]	1,377,875
International Lease Finance,
Sr. Unscd. Notes	5.75	5/15/16	1,480,000		1,548,801
International Lease Finance,
Sr. Unscd. Notes	6.63	11/15/13	2,745,000		2,882,250
Invesco,
Gtd. Notes	5.38	2/27/13	380,000		389,413
Invesco,
Gtd. Notes	5.38	12/15/14	25,000		26,992
JPMorgan Chase & Co.,
Sr. Unscd. Notes	4.35	8/15/21	8,510,000		9,338,925
JPMorgan Chase & Co.,
Sr. Unscd. Notes	4.50	1/24/22	5,135,000		5,701,252
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	2,055,000		2,435,179
Korea Finance,
Sr. Unscd. Notes	2.25	8/7/17	3,990,000		3,960,115
Liberty Mutual Group,
Gtd. Notes	4.95	5/1/22	2,475,000	[a]	2,539,320
Mack-Cali Realty,
Sr. Unscd. Notes	5.13	1/15/15	145,000		153,936
Mack-Cali Realty,
Sr. Unscd. Notes	5.80	1/15/16	690,000		762,039
Manufacturers & Traders Trust,
Sub. Notes	5.59	12/28/20	475,000	[b]	472,262
Merrill Lynch & Co.,
Sub. Notes	5.70	5/2/17	1,025,000		1,080,463

The Fund	15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.40	8/28/17	50,000		56,502
Metlife,
Sr. Unscd. Debs, Ser. A	6.82	8/15/18	3,450,000		4,274,460
Morgan Stanley,
Sr. Unscd. Notes	5.50	7/28/21	2,760,000		2,794,114
Morgan Stanley,
Sr. Unscd. Notes	5.55	4/27/17	2,880,000		2,973,704
Morgan Stanley,
Sr. Unscd. Notes	5.75	8/31/12	1,180,000		1,182,962
Nisource Capital Markets,
Sr. Unscd. Notes	7.86	3/27/17	105,000		123,146
PNC Bank,
Sub. Notes	6.88	4/1/18	2,092,000		2,551,006
Prudential Financial,
Sr. Unscd. Notes	5.38	6/21/20	5,115,000		5,840,537
Prudential Financial,
Sr. Unscd. Notes	6.20	11/15/40	5,105,000		5,860,560
Regency Centers,
Gtd. Notes	5.25	8/1/15	1,777,000		1,916,343
Regency Centers,
Gtd. Notes	5.88	6/15/17	210,000		241,014
Royal Bank of Scotland,
Sub. Notes	9.50	3/16/22	5,210,000	[b]	5,615,041
Simon Property Group,
Sr. Unscd. Notes	6.75	2/1/40	1,870,000		2,550,173
US Bancorp,
Sub. Notes	2.95	7/15/22	3,575,000		3,622,530
USB Capital IX,
Gtd. Notes	3.50	10/29/49	7,090,000	[b]	5,865,770
WEA Finance,
Gtd. Notes	7.13	4/15/18	4,015,000	[a]	4,790,196
Willis North America,
Gtd. Notes	6.20	3/28/17	3,665,000		4,141,366
Willis North America,
Gtd. Notes	7.00	9/29/19	4,790,000		5,655,117
					212,016,221

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental—.8%
Corp Andina De Formento,
Sr. Unscd. Notes	3.75	1/15/16	3,255,000		3,416,236
Province of Quebec Canada,
Unscd. Notes	4.60	5/26/15	2,795,000		3,107,601
Republic of Korea,
Sr. Unscd. Notes	7.13	4/16/19	1,500,000		1,939,536
					8,463,373
Health Care—.6%
Express Scripts Holding,
Gtd. Notes	4.75	11/15/21	1,970,000	[a]	2,253,463
Gilead Sciences,
Sr. Unscd. Notes	4.40	12/1/21	2,310,000		2,629,265
HCA,
Sr. Scd. Notes	5.88	3/15/22	1,960,000		2,119,250
					7,001,978
Industrial—.8%
Waste Management,
Gtd. Notes	7.00	7/15/28	2,395,000		3,272,243
Waste Management,
Gtd. Notes	7.75	5/15/32	2,000,000		2,942,222
Xerox,
Sr. Unscd. Notes	5.63	12/15/19	2,515,000		2,803,113
					9,017,578
Materials—1.7%
ArcelorMittal,
Sr. Unscd. Notes	6.25	2/25/22	1,075,000	[c]	1,079,165
Ardagh Packaging Finance,
Gtd. Notes	7.38	10/15/17	2,500,000	[a]	2,690,625
Dow Chemical,
Sr. Unscd. Notes	2.50	2/15/16	190,000		197,868
Dow Chemical,
Sr. Unscd. Notes	4.13	11/15/21	6,060,000		6,689,276
Ecolab,
Sr. Unscd. Notes	4.35	12/8/21	1,020,000		1,158,633
Georgia-Pacific,
Gtd. Notes	8.25	5/1/16	2,035,000	[a]	2,209,959

The Fund	17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Materials (continued)
Teck Resources,
Gtd. Notes	6.25	7/15/41	2,060,000		2,287,251
Vale Overseas,
Gtd. Notes	4.38	1/11/22	2,715,000		2,851,369
					19,164,146
Municipal Bonds—.7%
California,
GO (Build America Bonds)	7.30	10/1/39	3,095,000		3,989,022
New York City,
GO (Build America Bonds)	5.99	12/1/36	3,200,000		4,169,376
					8,158,398
Residential Mortgage
Pass-Through Ctfs.—.2%
Impac CMB Trust,
Ser. 2005-8, Cl. 2M2	1.37	2/25/36	1,593,667	[b]	1,153,662
Impac CMB Trust,
Ser. 2005-8, Cl. 2M3	2.50	2/25/36	1,288,869	[b]	904,906
Prudential Home Mortgage
Securities, Ser. 1994-A, Cl. 5B	6.73	4/28/24	820	[b]	574
Residential Funding Mortgage
Securities I, Ser. 2004-S3, Cl. M1	4.75	3/25/19	396,985		373,527
					2,432,669
Telecommunications—.6%
Cellco Partnership/Verizon
Wireless Capital, Sr. Unscd. Notes	8.50	11/15/18	2,030,000		2,831,304
Verizon Communications,
Sr. Unscd. Notes	3.50	11/1/21	2,145,000		2,381,797
Verizon Communications,
Sr. Unscd. Notes	4.75	11/1/41	1,040,000		1,228,869
					6,441,970
U.S. Government Agencies—.0%
Small Business Administration
Participation Ctfs., Gov’t
Gtd. Debs., Ser. 97-J	6.55	10/1/17	108,551		118,397

	Principal
Bonds and Notes (continued)	Amount	Value ($)
U.S. Government Agencies/
Mortgage-Backed—32.1%
Federal Home Loan Mortgage Corp.:
4.00%	56,005,000[d,e]	59,899,100
5.00%, 10/1/18—12/1/20	319,436[d]	345,756
5.50%, 11/1/22—5/1/40	9,235,988[d]	10,124,084
6.00%, 7/1/17—12/1/37	6,059,535[d]	6,725,172
6.50%, 3/1/14—3/1/32	263,155[d]	304,782
7.50%, 12/1/25—1/1/31	25,843[d]	29,215
8.00%, 10/1/19—1/1/28	9,054[d]	10,559
8.50%, 7/1/30	634[d]	800
Multiclass Mortgage Participation Ctfs., REMIC,
Ser. 51, Cl. E, 10.00%, 7/15/20	80,800[d]	81,486
Multiclass Mortgage Participation Ctfs., REMIC,
Ser. 2586, Cl. WE, 4.00%, 12/15/32	936,271[d]	956,490
Federal National Mortgage Association:
3.00%	10,820,000[d,e]	11,229,131
3.50%	79,815,000[d,e]	84,698,911
4.00%	47,340,000[d,e]	50,737,043
5.00%	59,050,000[d,e]	64,313,888
5.50%	21,490,000[d,e]	23,502,964
6.00%	11,200,000[d,e]	12,355,003
5.00%, 5/1/18—9/1/40	4,059,884[d]	4,480,563
5.50%, 8/1/22—8/1/40	18,412,051[d]	20,350,486
6.00%, 1/1/19—4/1/38	6,888,455[d]	7,677,496
6.50%, 3/1/26—10/1/32	101,520[d]	117,874
7.00%, 9/1/14—7/1/32	39,017[d]	45,069
7.50%, 10/1/15—3/1/31	12,523[d]	13,775
8.00%, 5/1/13—3/1/31	20,831[d]	24,119
Pass-Through Ctfs., REMIC
Ser. 1988-16, Cl. B, 9.50%, 6/25/18	51,856[d]	58,211
Government National Mortgage Association I:
5.50%, 4/15/33	1,896,806	2,133,611
6.00%, 1/15/29	20,613	23,327
6.50%, 4/15/28—9/15/32	48,147	56,293
7.00%, 12/15/26—9/15/31	15,783	18,882
7.50%, 12/15/26—11/15/30	5,160	5,395
8.00%, 1/15/30—10/15/30	15,849	17,357

The Fund	19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage
Association I (continued):
8.50%, 4/15/25			4,130	5,059
9.00%, 10/15/27			9,245	9,538
9.50%, 11/15/17—2/15/25			67,402	72,891
Government National
Mortgage Association II:
6.50%, 2/20/31—7/20/31			106,928	124,990
7.00%, 11/20/29			335	404
				360,549,724
U.S. Government Securities—48.7%
U.S. Treasury Bonds:
3.88%, 8/15/40			36,425,000[c]	46,430,510
6.13%, 11/15/27			8,385,000[c]	12,894,562
U.S. Treasury Notes:
1.38%, 9/15/12			144,225,000[c]	144,467,298
1.75%, 8/15/12			241,380,000[c]	241,559,104
1.75%, 5/31/16			1,515,000	1,591,933
2.13%, 5/31/15			45,615,000[c]	47,988,394
2.38%, 7/31/17			48,065,000	52,221,902
				547,153,703
Utilities—1.2%
Calpine,
Sr. Scd. Notes	7.88	1/15/23	1,060,000[a]	1,211,050
Cleveland Electric Illuminating,
Sr. Unscd. Notes	5.70	4/1/17	910,000	1,027,841
Commonwealth Edison,
First Mortgage Bonds	6.15	9/15/17	60,000	73,452
Consolidated Edison Co.
of New York,
Sr. Unscd. Debs., Ser. 06-D	5.30	12/1/16	675,000	789,122
Exelon Generation,
Sr. Unscd. Notes	5.20	10/1/19	2,200,000	2,462,328

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Utilities (continued)
Nevada Power,
Mortgage Notes, Ser. R	6.75	7/1/37	395,000		573,760
Nisource Finance,
Gtd. Notes	4.45	12/1/21	2,740,000		2,982,057
Sempra Energy,
Sr. Unscd. Notes	6.50	6/1/16	2,720,000		3,238,329
Sierra Pacific Power,
Mortgage Notes, Ser. P	6.75	7/1/37	550,000		793,262
					13,151,201
Total Bonds and Notes
(cost $1,356,579,384)					1,397,475,688

Preferred Stocks—.5%			Shares		Value ($)
Diversified Financial Services
General Electric Capital,
Non-Cum, Perpetual, Ser. B, $6.25
(cost $5,500,000)			55,000	[b]	5,649,050
			Principal
Short-Term Investments—3.0%			Amount ($)		Value ($)
U.S. Treasury Bills:
0.06%, 8/9/12			11,000,000		10,999,912
0.08%, 9/13/12			22,480,000		22,478,179
0.09%, 8/16/12			540,000		539,993
Total Short-Term Investments
(cost $34,017,672)					34,018,084

Other Investment—.8%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $8,471,434)			8,471,434	[f]	8,471,434

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $6,366,959)	6,366,959[f]	6,366,959

Total Investments (cost $1,410,935,449)	129.2%	1,451,981,215
Liabilities, Less Cash and Receivables	(29.2%)	(327,713,356)
Net Assets	100.0%	1,124,267,859

GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit
a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At July 31, 2012, these securities were valued at $123,749,872 or 11.0% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan.At July 31, 2012, the value of the fund’s securities on loan was $409,038,197 and the value of the collateral held by the fund was $429,533,106, consisting of cash collateral of $6,366,959 and
U.S. Government and agency securities valued at $423,166,147.
d The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Purchased on a forward commitment basis.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)
U.S. Government & Agencies	80.8	Foreign/Governmental	.8
Corporate Bonds	32.1	Municipal Bonds	.7
Asset/Mortgage-Backed	9.9	Preferred Stocks	.5
Short-Term/Money Market Investments	4.4		129.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES
July 31, 2012

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 7/31/2012	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	164	22,083,625	September 2012	2,563

See notes to financial statements.

The Fund	23

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $409,038,197)—Note 1(c):
Unaffiliated issuers		1,396,097,056	1,437,142,822
Affiliated issuers		14,838,393	14,838,393
Cash			240,189
Receivable for investment securities sold			12,726,384
Receivable for open mortgage-backed dollar rolls—Note 4			11,076,671
Dividends, interest and securities lending income receivable			8,803,765
Receivable for shares of Common Stock subscribed			359,942
Receivable for futures variation margin—Note 4			2,563
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			614,966
Prepaid expenses			47,249
			1,485,852,944
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			777,177
Payable for open mortgage-backed dollar rolls—Note 4			294,015,118
Payable for investment securities purchased			59,326,668
Liability for securities on loan—Note 1(c)			6,366,959
Payable for shares of Common Stock redeemed			695,941
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			7,715
Accrued expenses			395,507
			361,585,085
Net Assets ($)			1,124,267,859
Composition of Net Assets ($):
Paid-in capital			1,085,387,183
Accumulated undistributed investment income—net			3,922,874
Accumulated net realized gain (loss) on investments			(6,697,778)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions (including
$2,563 net unrealized appreciation on financial futures)			41,655,580
Net Assets ($)			1,124,267,859

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	990,445,796	43,439,147	90,382,916
Shares Outstanding	70,350,202	3,085,526	6,420,806
Net Asset Value Per Share ($)	14.08	14.08	14.08

See notes to financial statements.

Investment Income ($):
Income:
Interest	30,137,744
Income from securities lending—Note 1(c)	200,763
Dividends;
Affiliated issuers	18,474
Total Income	30,356,981
Expenses:
Management fee—Note 3(a)	5,072,250
Shareholder servicing costs—Note 3(c)	4,396,779
Distribution fees—Note 3(b)	324,449
Professional fees	124,282
Custodian fees—Note 3(c)	100,781
Prospectus and shareholders’ reports	86,745
Directors’ fees and expenses—Note 3(d)	47,292
Registration fees	38,377
Loan commitment fees—Note 2	12,404
Miscellaneous	81,442
Total Expenses	10,284,801
Less—reduction in fees due to earnings credits—Note 3(c)	(1,038)
Net Expenses	10,283,763
Investment Income—Net	20,073,218
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	56,174,205
Net realized gain (loss) on options transactions	(186,462)
Net realized gain (loss) on financial futures	(494,172)
Net realized gain (loss) on swap transactions	161,598
Net realized gain (loss) on forward foreign currency exchange contracts	1,310,918
Net Realized Gain (Loss)	56,966,087
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	576,170
Net unrealized appreciation (depreciation) on options transactions	632,680
Net unrealized appreciation (depreciation) on financial futures	2,563
Net unrealized appreciation (depreciation) on swap transactions	86,026
Net unrealized appreciation (depreciation)
on forward foreign currency exchange transactions	673,973
Net Unrealized Appreciation (Depreciation)	1,971,412
Net Realized and Unrealized Gain (Loss) on Investments	58,937,499
Net Increase in Net Assets Resulting from Operations	79,010,717

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended July 31, 2012

The Fund	25

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended July 31,
	2012[a]	2011
Operations ($):
Investment income—net	20,073,218	37,067,100
Net realized gain (loss) on investments	56,966,087	48,768,838
Net unrealized appreciation
(depreciation) on investments	1,971,412	(19,932,585)
Net Increase (Decrease) in Net Assets
Resulting from Operations	79,010,717	65,903,353
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(24,241,554)	(38,020,867)
Class B Shares	(31,151)	(169,015)
Class C Shares	(690,147)	(1,176,973)
Class I Shares	(1,519,897)	(1,002,567)
Total Dividends	(26,482,749)	(40,369,422)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	171,064,546	174,417,803
Class B Shares	44,521	343,380
Class C Shares	8,374,236	5,222,500
Class I Shares	77,838,952	9,951,572
Dividends reinvested:
Class A Shares	21,511,901	33,883,733
Class B Shares	22,619	124,344
Class C Shares	475,791	809,002
Class I Shares	1,187,030	481,274
Cost of shares redeemed:
Class A Shares	(359,737,664)	(298,701,117)
Class B Shares	(4,016,237)	(7,709,626)
Class C Shares	(8,375,469)	(13,856,218)
Class I Shares	(17,792,480)	(14,752,972)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(109,402,254)	(109,786,325)
Total Increase (Decrease) in Net Assets	(56,874,286)	(84,252,394)
Net Assets ($):
Beginning of Period	1,181,142,145	1,265,394,539
End of Period	1,124,267,859	1,181,142,145
Undistributed investment income—net	3,922,874	1,644,642

		Year Ended July 31,
	2012[a]	2011
Capital Share Transactions:
Class Ab
Shares sold	12,512,995	13,145,002
Shares issued for dividends reinvested	1,566,724	2,556,597
Shares redeemed	(26,326,576)	(22,593,723)
Net Increase (Decrease) in Shares Outstanding	(12,246,857)	(6,892,124)
Class Bb
Shares sold	3,269	25,999
Shares issued for dividends reinvested	1,661	9,389
Shares redeemed	(293,447)	(583,210)
Net Increase (Decrease) in Shares Outstanding	(288,517)	(547,822)
Class C
Shares sold	610,565	394,848
Shares issued for dividends reinvested	34,638	61,054
Shares redeemed	(610,419)	(1,048,953)
Net Increase (Decrease) in Shares Outstanding	34,784	(593,051)
Class I
Shares sold	5,687,821	755,036
Shares issued for dividends reinvested	86,023	36,312
Shares redeemed	(1,294,355)	(1,115,673)
Net Increase (Decrease) in Shares Outstanding	4,479,489	(324,325)

a	Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b	During the period ended July 31, 2012, 119,625 Class B shares representing $1,636,401 were automatically converted to 119,569 Class A shares and during the period ended July 31, 2011, 139,312 Class B shares representing $1,842,064 were automatically converted to 139,280 Class A shares.
See notes to financial statements.

The Fund	27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended July 31,
Class A Shares	2012	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value,
beginning of period	13.44	13.15	12.00	12.02	12.40
Investment Operations:
Investment income—net[b]	.25	.41	.53	.56	.55
Net realized and unrealized
gain (loss) on investments	.71	.33	1.15	(.02)	(.32)
Total from Investment Operations	.96	.74	1.68	.54	.23
Distributions:
Dividends from
investment income—net	(.32)	(.45)	(.53)	(.56)	(.60)
Dividends from net realized
gain on investments	—	—	—	—	(.01)
Total Distributions	(.32)	(.45)	(.53)	(.56)	(.61)
Net asset value, end of period	14.08	13.44	13.15	12.00	12.02
Total Return (%)[c]	7.26	5.75	14.29	4.90	1.76
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.89	.88	.89	.92	.87
Ratio of net expenses
to average net assets	.89	.88	.88	.82	.80
Ratio of net investment income
to average net assets	1.80	3.14	4.21	4.93	4.53
Portfolio Turnover Rate[d]	464.84	371.17	237.07	343.03	385.86
Net Assets, end of period
($ x 1,000)	990,446	1,110,179	1,176,710	1,125,878	1,257,597

a	The fund commenced offering four classes of shares on May 13, 2008.The existing Investor shares were redesignated as Class A shares.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2012, 2011,
2010, 2009 and 2008 were 205.07%, 156.79%, 90.98%, 108.07% and 125.60%, respectively.
See notes to financial statements.

		Year Ended July 31,
Class C Shares	2012	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	13.44	13.15	12.00	12.02	12.35
Investment Operations:
Investment income—net[b]	.15	.32	.43	.46	.06
Net realized and unrealized
gain (loss) on investments	.72	.33	1.15	(.02)	(.28)
Total from Investment Operations	.87	.65	1.58	.44	(.22)
Distributions:
Dividends from
investment income—net	(.23)	(.36)	(.43)	(.46)	(.11)
Net asset value, end of period	14.08	13.44	13.15	12.00	12.02
Total Return (%)[c]	6.49	5.01	13.40	4.01	(1.81)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.63	1.59	1.66	1.69	1.49[e]
Ratio of net expenses
to average net assets	1.63	1.59	1.66	1.69	1.49[e]
Ratio of net investment income
to average net assets	1.07	2.44	3.41	4.07	2.64[e]
Portfolio Turnover Rate[f]	464.84	371.17	237.07	343.03	385.86
Net Assets, end of period ($ x 1,000)	43,439	41,001	47,907	50,196	54,928

a	From May 13, 2008 (commencement of initial offering) to July 31, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2012, 2011,
2010, 2009 and 2008 were 205.07%, 156.79%, 90.98%, 108.07% and 125.60%, respectively.
See notes to financial statements.

The Fund	29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended July 31,
Class I Shares	2012	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	13.44	13.14	12.00	12.01	12.40
Investment Operations:
Investment income—net[b]	.28	.46	.56	.58	.60
Net realized and unrealized
gain (loss) on investments	.72	.34	1.15	.00[c]	(.34)
Total from Investment Operations	1.00	.80	1.71	.58	.26
Distributions:
Dividends from investment income—net	(.36)	(.50)	(.57)	(.59)	(.64)
Dividends from net realized
gain on investments	—	—	—	—	(.01)
Total Distributions	(.36)	(.50)	(.57)	(.59)	(.65)
Net asset value, end of period	14.08	13.44	13.14	12.00	12.01
Total Return (%)	7.59	6.09	14.52	5.27	2.05
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.69	.55	.62	.60	.52
Ratio of net expenses
to average net assets	.69	.55	.59	.54	.52
Ratio of net investment income
to average net assets	1.99	3.46	4.46	5.18	4.83
Portfolio Turnover Rate[d]	464.84	371.17	237.07	343.03	385.86
Net Assets, end of period ($ x 1,000)	90,383	26,085	29,781	27,624	38,600

a	The fund commenced offering four classes of shares on May 13, 2008.The existing Institutional shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2012, 2011,
2010, 2009 and 2008 were 205.07%, 156.79%, 90.98%, 108.07% and 125.60%, respectively.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Intermediate Term Income Fund (the “fund”) is a separate diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund.The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 1.2 billion shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (600 million shares authorized), Class C (100 million shares authorized) and Class I (500 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors.The Company’s Board of Directors approved, effective as of the close of business on March 13, 2012, the transfer of shares authorized from Class B to Class A shares. Class B shares were subject to a CDSC imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years. The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and real-

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

ized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Company’s Board of Directors.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked

price.These securities are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. These securities are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of July 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	65,329,580	—	65,329,580
Commercial
Mortgage-Backed	—	45,028,936	—	45,028,936
Corporate Bonds†	—	360,240,908	—	360,240,908
Foreign Government	—	8,463,373	—	8,463,373
Municipal Bonds	—	8,158,398	—	8,158,398
Mutual Funds	14,838,393	—	—	14,838,393
Preferred Stock†	—	5,649,050	—	5,649,050
Residential
Mortgage-Backed	—	2,432,669	—	2,432,669
U.S. Government
Agencies/
Mortgage-Backed	—	360,668,121	—	360,668,121
U.S. Treasury	—	581,171,787	—	581,171,787
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	614,966	—	614,966
Financial Futures††	2,563	—	—	2,563

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(7,715)	—	(7,715)

†		See Statement of Investments for additional detailed categorizations.
††		Amount shown represents unrealized appreciation (depreciation) at period end.

At July 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended July 31, 2012, The Bank of New York Mellon earned $108,103 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended July 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	7/31/2011	($)	Purchases ($)	Sales ($)	7/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	9,872,000		669,419,647	670,820,213	8,471,434.8
Dreyfus
Institutional
Cash
Advantage
Fund	5,461,700		135,896,890	134,991,631	6,366,959.6
Total	15,333,700		805,316,537	805,811,844	14,838,393		1.4

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended July 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,922,874, accumulated capital losses $3,279,847 and unrealized appreciation $38,237,649.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2012. If not applied, the carryover expires in fiscal year 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2012 and July 31, 2011 were as follows: ordinary income $26,482,749 and $40,369,422, respectively.

During the period ended July 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage-backed securities, foreign currency transactions, consent fees and swap periodic payments, the fund increased accumulated undistributed investment income-net by $8,687,763 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(g) New Accounting Pronouncements: In April 2011, FASB issued ASU No. 2011-03“Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings.ASU 2011-03 was effective for new transfers and existing transactions that were modified in the first interim or annual period beginning on or after December 15, 2011.The new disclosures have been implemented and there was no change in accounting for the fund. Management has determined that the fund has not entered into transactions that can be deemed “secured borrowings” as defined by ASU 2011-03.

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”).These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement.ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.At this time, management is evaluating the implications of ASU 2011-11 and its impact on the funds’ financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .45% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended July 31, 2012, the Distributor retained $12,118 from commissions earned on sales of the fund’s Class A shares and $1,132 and $9,543 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended July 31, 2012, Class B and Class C shares were charged $8,720 and $315,729, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2012, Class A, Class B and Class C shares were charged $2,559,822, $4,360 and $105,243, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended July 31, 2012, the fund was charged $457,368 for transfer agency services and $2,466 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations.

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2012, the fund was charged $100,781 pursuant to the custody agreement.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Subsequent to May 29, 2012,The Bank of NewYork Mellon has continued to provide shareholder redemption draft processing services. During the period ended July 31, 2012, the fund was charged $35,747 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1,038.

During the period ended July 31, 2012, the fund was charged $6,418 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $423,899, Distribution Plan fees $27,425, Shareholder Services Plan fees $217,887, custodian fees $23,722, Chief Compliance Officer fees $3,713 and transfer agency per account fees $80,531.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, options transac-

tions, financial futures, forward contracts and swap transactions, during the period ended July 31, 2012, amounted to $6,250,811,517 and $6,193,228,654, respectively, of which $3,454,415,011 in purchases and $3,461,053,355 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended July 31, 2012 is discussed below.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of July 31, 2012 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1]	2,563	Interest rate risk	—
Foreign exchange risk[2]	614,966	Foreign exchange risk[3]	(7,715)
Gross fair value of
derivatives contracts	617,529		(7,715)

Statement of Assets and Liabilities location:
1	Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Unrealized appreciation on forward foreign currency exchange contracts.
3	Unrealized depreciation on forward foreign currency exchange contracts.

The Fund	43

NOTES TO FINANCIAL STATEMENTS (continued)

       The effect of derivative instruments in the Statement of Operations during the period ended July 31, 2012 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
	Financial	Options	Forward	Swap
Underlying risk	Futures[4]	Transactions[5]	Contracts[6] Transactions[7]		Total
Interest rate	(494,172)	446,218	—	—	(47,954)
Foreign
exchange	—	(632,680)	1,310,918	—	678,238
Credit	—	—	—	161,598	161,598
Total	(494,172)	(186,462)	1,310,918	161,598	791,882

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
	Financial	Options	Forward	Swap
Underlying risk	Futures[8]	Transactions[9]	Contracts[10] Transactions[11]		Total
Interest rate	2,563	—	—	—	2,563
Foreign exchange	—	632,680	673,973	—	1,306,653
Credit	—	—	—	86,026	86,026
Total	2,563	632,680	673,973	86,026 1,395,242

Statement of Operations location:
4	Net realized gain (loss) on financial futures.
5	Net realized gain (loss) on options transactions.
6	Net realized gain (loss) on forward foreign currency exchange contracts.
7	Net realized gain (loss) on swap transactions.
8	Net unrealized appreciation (depreciation) on financial futures.
9	Net unrealized appreciation (depreciation) on options transactions.
[10] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[11] Net unrealized appreciation (depreciation) on swap transactions.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at July 31, 2012 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates and foreign currencies, or as a substitute for an investment. The fund is subject to interest rate and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the

The Fund	45

NOTES TO FINANCIAL STATEMENTS (continued)

date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At July 31, 2012, there were no written options outstanding.

The following summarizes the fund’s call/put options written during the period ended July 31, 2012:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
July 31, 2011	—	—
Contracts written	55,290,000	1,057,181
Contracts terminated:
Contracts closed	42,790,000	987,221	867,497	119,724
Contracts expired	12,500,000	69,960	—	69,960
Total contracts
terminated	55,290,000	1,057,181	867,497	189,684
Contracts outstanding
July 31, 2012	—	—

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at July 31, 2012:

		Foreign			Unrealized
Forward Foreign Currency		Currency			Appreciation
Exchange Contracts		Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Mexican New Peso,
Expiring
8/29/2012	[a]	303,025,000	22,329,027	22,718,775	389,748
South African Rand,
Expiring
8/29/2012	[a]	90,160,000	10,621,679	10,846,897	225,218
Sales:			Proceeds ($)
Euro, Expiring
8/29/2012	[b]	420,000	509,233	516,948	(7,715)
Gross Unrealized
Appreciation					614,966
Gross Unrealized
Depreciation					(7,715)

Counterparties:
a JPMorgan Chase & Co.
b Morgan Stanley

Swap Transactions:The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to

The Fund	47

NOTES TO FINANCIAL STATEMENTS (continued)

manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructur-ing.The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.At July 31, 2012, there were no credit default swap agreements outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended July 31, 2012:

Average Market Value ($)
Interest rate financial futures	10,577,493
Interest rate options contracts	138,252
Forward contracts	11,620,285

The following summarizes the average notional value of swap contracts outstanding during the period ended July 31, 2012:

Average Notional Value ($)
Credit default swap contracts	9,007,692

At July 31, 2012, the cost of investments for federal income tax purposes was $1,413,249,395; accordingly, accumulated net unrealized appreciation on investments was $38,731,820, consisting of $43,525,614 gross unrealized appreciation and $4,793,794 gross unrealized depreciation.

NOTE 5—Plan of Reorganization:

At meetings held on July 25-26, 2012, the Company’s Board of Directors approved an agreement and Plan of Reorganization between the Company, on behalf of the fund, and Dreyfus Investment Funds on behalf of Dreyfus/Standish Fixed Income Fund, (the “Acquired Fund”).The merger is subject to the approval of the shareholders of the Acquired Fund at a meeting to be held on or about November 15, 2012. If approved, the merger is anticipated to occur on or about January 18, 2013. The merger provides for the Acquired Fund to transfer all of its assets, subject to its liabilities, to the fund in exchange for a number of Class I shares of the fund of equal value to the assets less liabilities of the Acquired Fund.The fund’s Class I shares will then be distributed to the Acquired Fund’s shareholders on a pro rata basis in liquidation of the Acquired Fund.

The Fund	49

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Intermediate Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Intermediate Term Income Fund (one of the series comprising Dreyfus Investment Grade Funds, Inc.) as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Intermediate Term Income Fund at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 24, 2012

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports 97.62% of ordinary income dividends paid during the fiscal year ended July 31, 2012 as qualifying “interest related dividends”.

The Fund	51

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 18 and 19, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group median and above the Performance Universe median for all periods. The Board also noted that the fund’s yield performance was above or below the Performance Group median and above the Performance Universe median for nine of the ten one-year periods ended May 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above

The Fund	53

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

the Expense Group median and that the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund	55

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

The Fund	59

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios).

He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
20	Statement of Financial Futures
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
25	Financial Highlights
27	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
43	Important Tax Information
44	Information About the Renewal of the Fund’s Management Agreement
49	Board Members Information
51	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Short Term Income Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short Term Income Fund covering the 12-month period from August 1, 2011, through July 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The bond market proved volatile over the reporting period, as an intensifying European debt crisis and an unprecedented downgrade of long-term U.S. government securities last year triggered a massive flight to perceived safe havens in August and September 2011.Then, favorable U.S. employment data and liquidity enhancements from European policymakers sparked rallies through the first quarter of 2012. However, political developments later raised doubts about some of Europe’s proposed solutions, and U.S. economic data weakened in the spring. Despite these swings in investor sentiment, most bond market sectors produced respectable total rates of return for the reporting period due in part to wide yield spreads based on U.S. Treasury securities, which have been pegged near historically low levels for most of the reporting period.

Although challenges remain overseas, we believe the U.S. economy is likely to maintain positive economic growth while overseas markets contend with growth recessionary environments. In our judgment, current sluggishness is at least partly due to the lagging effects of tighter monetary policies in some areas of the world, and we expect stronger growth when a shift to more accommodative policies begins to have an impact on global economic activity. In addition, the adjustment among U.S. exporters to weaker European demand and slower economic growth in certain emerging markets should be largely completed later this year, potentially setting the stage for a stronger economic rebound in 2013.

As always, we encourage you to discuss our observations with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
August 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of August 1, 2011, through July 31, 2012, as provided by David Horsfall and David Bowser, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended July 31, 2012, Dreyfus Short Term Income Fund’s Class D shares produced a total return of 1.80%, and Class P shares produced a total return of 1.85%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch 1-5Year Corporate/Government Index (the “Index”), achieved a total return of 2.36% for the same period.2

Mixed economic data sparked heightened turbulence among longer-term bonds over the reporting period, but returns from short-term bonds remained constrained by low short-term interest rates established by the Federal Reserve Board.The fund produced lower returns than its benchmark, as mild shortfalls among inflation-adjusted securities and emerging-markets debt impacted overall performance.

The Fund’s Investment Approach

The fund seeks to maximize total returns consisting of capital appreciation and current income.To pursue its goal, the fund invests at least 80% of its assets in fixed income securities of U.S. and foreign issuers rated investment grade or the unrated equivalent as determined by Dreyfus. This may include U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including CMOs) and foreign bonds. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) to as low as Caa/CCC or the unrated equivalent as determined by Dreyfus. The fund will focus primarily on U.S. securities, but may invest up to 30% of its total assets in fixed-income securities of foreign issuers, including those of issuers in emerging markets. Typically, the fund’s portfolio can be expected to have an average effective maturity and an average effective duration of three years or less.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Macroeconomic Developments Fueled Market Volatility

Just days after the start of the reporting period, financial markets were roiled by the unprecedented downgrade of one rating agency’s assessment of long-term U.S. government securities. This development, together with a worsening sovereign debt crisis in Europe, triggered steep declines among higher yielding market sectors in August and September, while traditional safe havens gained substantial value.

Employment gains and other encouraging U.S. economic news helped alleviate investors’ worries in October, sparking a strong rally among higher yielding bonds. In addition, a quantitative easing program in Europe appeared to forestall a more severe banking crisis in the region. Investors grew more tolerant of risks, and they turned away from traditional safe havens and toward market sectors expected to benefit from better economic conditions. Consequently, asset-backed securities, commercial mortgages and corporate securities rallied through the first quarter of 2012.

However, the U.S. economic recovery was called into question in the spring, when the public sector shed jobs and employment gains in the private sector proved more anemic than expected. Meanwhile, proposed austerity programs to relieve fiscal pressures in Europe encountered political resistance.These headwinds erased some of the gains previously posted by higher yielding bonds, and yields of U.S. Treasury securities plunged to record lows. However, these trends were more pronounced among longer-term securities as yields of short-term bonds were anchored by a historically low federal funds rate.

Higher Yielding Securities Aided Performance

Investors regarded asset-backed securities and commercial mortgage-backed securities as relatively insulated from Europe’s financial troubles, and overweighted exposure to these sectors enabled the fund to participate fully in their strength. In addition, the fund benefited from gains among high yield corporate securities as issuers shored up their balance sheets and default rates remained low. Finally, exposure to the Mexican peso buoyed returns when the currency strengthened along with Mexico’s economy.

These successes were balanced by mild shortfalls in other areas.We established a modest position inTreasury Inflation Protected Securities during

4

the spring of 2012, but these investments lost a degree of value amid disappointing economic data. The fund’s holdings of sovereign bonds from various emerging markets also detracted mildly from relative performance, largely due to concerns regarding slowing growth in Asia.

We generally maintained the fund’s average duration—a measure of sensitivity to changing interest rates—in a range that was slightly shorter than market averages.This strategy, which we implemented through the use of futures contracts on U.S.Treasury securities, had a mildly negative influence on performance. In addition, we used currency forwards to establish the fund’s more successful position in the Mexican peso.

Adjusting to Changing Market Conditions

While we remain concerned regarding ongoing events in Europe, central banks throughout the world have eased their monetary policies, which we expect to boost economic growth rates in the coming months. Therefore, we are prepared to place greater emphasis on yield-oriented securities, which, in our view, should also benefit from robust investor demand in a low interest-rate environment.

August 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
Investing internationally involves special risk, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The BofA Merrill Lynch 1-5Year Corporate/Government Index is a market value-weighted index that tracks the performance of publicly placed, non-convertible, fixed-rate, coupon-bearing, investment-grade U.S. domestic debt. Maturities of the securities range from one to five years. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
†† The total return figures presented for Class P shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 11/1/02 (the inception date for Class P shares).
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class D and Class P shares of Dreyfus Short Term
Income Fund on 7/31/02 to a $10,000 investment made in the BofA Merrill Lynch 1-5Year Corporate/Government
Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in debt securities and securities with debt-like characteristics of domestic and foreign issuers and maintains an average effective maturity and an average effective duration of three years or less.The Index is an unmanaged performance benchmark including U.S. government and fixed-coupon domestic investment-grade corporate bonds with maturities greater than or equal to one year and less than five years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 7/31/12
	Inception
	Date	1Year	5 Years	10 Years
Class D shares	8/18/92	1.80%	3.42%	3.00%
Class P shares	11/1/02	1.85%	3.42%	3.02%†
BofA Merrill Lynch 1-5 Year
Corporate/Government Index		2.36%	4.59%	4.01%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
† The total return performance figures presented for Class P shares of the fund reflect the performance of the fund’s
Class D shares for the period prior to 11/1/02 (the inception date for Class P shares).

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short Term Income Fund from February 1, 2012 to July 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2012
	Class D	Class P
Expenses paid per $1,000†	$4.55	$4.75
Ending value (after expenses)	$1,010.60	$1,011.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended July 31, 2012
	Class D	Class P
Expenses paid per $1,000†	$4.57	$4.77
Ending value (after expenses)	$1,020.34	$1,020.14

† Expenses are equal to the fund’s annualized expense ratio of .91% for Class D and .95% for Class P, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
July 31, 2012

	Coupon	Maturity	Principal
Bonds and Notes—98.7%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Auto Receivables—6.3%
Ally Master Owner Trust,
Ser. 2010-4, Cl. A	1.32	8/15/17	780,000	[a]	790,365
AmeriCredit Automobile Receivables
Trust, Ser. 2012-2, Cl. D	3.38	4/9/18	1,200,000		1,232,630
AmeriCredit Automobile Receivables
Trust, Ser. 2012-1, Cl. D	4.72	3/8/18	1,590,000		1,710,759
AmeriCredit Automobile Receivables
Trust, Ser. 2011-5, Cl. D	5.05	12/8/17	1,310,000		1,404,433
AmeriCredit Automobile Receivables
Trust, Ser. 2010-2, Cl. E	8.66	10/10/17	550,000	[b]	612,279
Carmax Auto Owner Trust,
Ser. 2010-3, Cl. C	2.59	8/15/16	450,000		459,776
Carmax Auto Owner Trust,
Ser. 2010-1, Cl. B	3.75	12/15/15	185,000		191,774
Carmax Auto Owner Trust,
Ser. 2010-2, Cl. B	3.96	6/15/16	2,615,000		2,729,923
Chrysler Financial Auto
Securitization Trust,
Ser. 2010-A, Cl. D	3.52	8/8/16	480,000		483,536
JPMorgan Auto Receivables Trust,
Ser. 2008-A, Cl. CTFS	5.22	7/15/15	242,251	[b]	242,922
Santander Drive Auto Receivables
Trust, Ser. 2011-S1A, Cl. C	1.89	5/15/17	1,249,987	[b]	1,241,941
Santander Drive Auto Receivables
Trust, Ser. 2010-2, Cl. B	2.24	12/15/14	300,000		301,704
Santander Drive Auto Receivables
Trust, Ser. 2010-3, Cl. C	3.06	11/15/17	545,000		553,434
Santander Drive Auto Receivables
Trust, Ser. 2011-1, Cl. C	3.11	5/16/16	1,275,000		1,286,972
Santander Drive Auto Receivables
Trust, Ser. 2012-3, Cl. D	3.64	5/15/18	820,000		836,065
Santander Drive Auto Receivables
Trust, Ser. 2012-1, Cl. C	3.78	11/15/17	285,000		294,695
Santander Drive Auto Receivables
Trust, Ser. 2011-4, Cl. D	4.74	9/15/17	620,000		654,653
SMART Trust,
Ser. 2011-1USA, Cl. A3B	1.10	10/14/14	794,193	[a,b]	795,636
					15,823,497

The Fund	9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Credit Cards—1.0%
Citibank Omni Master Trust,
Ser. 2009-A14A, Cl. A14	3.00	8/15/18	2,400,000	[a,b]	2,516,845
Asset-Backed Ctfs./Equipment—.8%
CNH Equipment Trust,
Ser. 2011-A, Cl. A4	2.04	10/17/16	1,850,000		1,907,340
Asset-Backed Ctfs./
Home Equity Loans—1.2%
AH Mortgage Advance Trust,
Ser. SART-3, Cl. 1A1	2.98	3/13/43	1,000,000	[b]	1,007,804
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6	5.64	12/25/33	575,984	[a]	575,721
Bayview Financial Acquisition
Trust, Ser. 2005-B, Cl. 1A6	5.21	4/28/39	881,805	[a]	867,184
Carrington Mortgage Loan Trust,
Ser. 2005-NC5, Cl. A2	0.57	10/25/35	190,445	[a]	184,368
Citicorp Residential Mortgage
Securities, Ser. 2006-1, Cl. A3	5.71	7/25/36	42,592	[a]	42,627
Credit-Based Asset Servicing
and Securitization,
Ser. 2002-CB3, Cl. M2	2.12	6/25/32	288,831	[a]	288,597
					2,966,301
Casinos—.2%
Ameristar Casinos,
Gtd. Notes	7.50	4/15/21	550,000	[c]	595,375
Commercial Mortgage
Pass-Through Ctfs.—3.4%
Banc of America Commercial
Mortgage, Ser. 2005-6, Cl. A4	5.19	9/10/47	895,000	[a]	1,006,837
Banc of America Merrill Lynch
Commercial Mortgage,
Ser. 2004-6, Cl. A5	4.81	12/10/42	85,000		91,411
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-T26, Cl. A4	5.47	1/12/45	600,000	[a]	697,701
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12,
Cl. AAB	5.69	9/11/38	290,897	[a]	298,225

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Bear Stearns Commercial
Mortgage Securities,
Ser. 2007-PW17, Cl. AAB	5.70	6/11/50	1,150,000		1,225,875
Citigroup Commercial Mortgage
Trust, Ser. 2007-C6, Cl. A4	5.70	12/10/49	825,000	[a]	965,205
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. B	1.73	3/6/20	1,630,000	[a,b]	1,610,796
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. F	2.63	3/6/20	730,000	[a,b]	722,582
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. K	4.80	3/6/20	350,000	[a,b]	349,471
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-CB14, Cl. ASB	5.51	12/12/44	232,121	[a]	245,692
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB20, Cl. AM	5.88	2/12/51	645,000	[a]	700,131
Morgan Stanley Capital I,
Ser. 2005-HQ7, Cl. A4	5.21	11/14/42	475,000	[a]	530,808
Morgan Stanley
Dean Witter Capital I,
Ser. 2001-TOP3, Cl. A4	6.39	7/15/33	37,675		37,646
					8,482,380
Consumer Discretionary—2.3%
Cablevision Systems,
Sr. Unscd. Notes	7.75	4/15/18	570,000		622,725
Comcast,
Gtd. Notes	5.90	3/15/16	655,000		761,303
Cox Communications,
Sr. Unscd. Notes	6.25	6/1/18	650,000	[b]	776,649
Dish DBS,
Gtd. Notes	5.88	7/15/22	625,000	[b]	646,875
Hanesbrands,
Gtd. Notes	6.38	12/15/20	600,000		644,250
NBC Universal Media,
Sr. Unscd. Notes	3.65	4/30/15	700,000		748,757

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Consumer Discretionary (continued)
Staples,
Gtd. Notes	9.75	1/15/14	405,000		451,344
Time Warner Cable,
Gtd. Notes	5.85	5/1/17	550,000		652,993
Time Warner,
Gtd. Notes	3.40	6/15/22	370,000		391,143
					5,696,039
Consumer Staples—.9%
Kraft Foods,
Sr. Unscd. Notes	6.13	2/1/18	530,000		649,968
Pernod-Ricard,
Sr. Unscd. Notes	2.95	1/15/17	650,000	[b]	671,336
SABMiller Holdings,
Gtd. Notes	2.45	1/15/17	1,000,000	[b]	1,042,852
					2,364,156
Energy—2.9%
Anadarko Petroleum,
Sr. Unscd. Notes	6.38	9/15/17	1,015,000		1,218,868
EQT,
Sr. Unscd. Notes	8.13	6/1/19	215,000		259,447
Hess,
Sr. Unscd. Notes	8.13	2/15/19	505,000		663,649
Meg Energy,
Gtd. Notes	6.38	1/30/23	650,000	[b]	666,250
Petroleos Mexicanos,
Gtd. Notes	4.88	1/24/22	600,000	[b]	678,000
Plains All American Pipeline,
Gtd. Notes	5.75	1/15/20	565,000		674,063
Plains All American Pipeline,
Gtd. Notes	6.13	1/15/17	1,175,000		1,374,253
Spectra Energy Partners,
Sr. Unscd. Notes	2.95	6/15/16	595,000		607,632
Unit,
Gtd. Notes	6.63	5/15/21	640,000	[b]	638,400
Williams Partners,
Sr. Unscd. Notes	4.00	11/15/21	450,000		481,875
					7,262,437

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial—19.4%
Ally Financial,
Gtd. Notes	4.63	6/26/15	1,200,000		1,238,939
Ally Financial,
Gtd. Notes	5.50	2/15/17	1,285,000		1,340,010
American Express,
Sr. Unscd. Notes	7.25	5/20/14	575,000		638,906
American International Group,
Sr. Unscd. Notes	3.65	1/15/14	190,000		194,774
American International Group,
Sr. Unscd. Notes	6.40	12/15/20	75,000		87,892
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	212,000	[a]	230,868
AON,
Gtd. Notes	3.50	9/30/15	695,000		729,683
Bank of America,
Sr. Unscd. Notes, Ser. 1	3.75	7/12/16	3,310,000		3,431,298
Bank of America,
Sr. Unscd. Notes	4.50	4/1/15	460,000		483,590
Boston Properties,
Sr. Unscd. Notes	3.70	11/15/18	595,000		635,382
Cellco Partnership/Verizon
Wireless Capital,
Sr. Unscd. Notes	8.50	11/15/18	465,000		648,550
CIT Group,
Sr. Unscd. Notes	5.00	5/15/17	555,000		580,322
CIT Group,
Sr. Unscd. Notes	5.00	8/15/22	330,000		330,000
Citigroup,
Sr. Unscd. Notes	4.45	1/10/17	3,590,000		3,839,771
Citigroup,
Sr. Unscd. Notes	4.50	1/14/22	660,000		695,567
Citigroup,
Sr. Unscd. Notes	4.75	5/19/15	560,000		593,551
DDR,
Sr. Unscd. Notes	4.75	4/15/18	650,000		692,593
Discover Financial Services,
Notes	5.20	4/27/22	1,825,000	[b]	1,950,644

The Fund	13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Duke Realty,
Sr. Unscd. Notes	6.75	3/15/20	55,000		66,592
Duke Realty,
Sr. Unscd. Notes	8.25	8/15/19	495,000		629,299
Erac USA Finance,
Gtd. Notes	5.90	11/15/15	1,100,000	[b]	1,233,212
ERP Operating,
Sr. Unscd. Notes	5.75	6/15/17	230,000		271,423
Federal Realty
Investment Trust,
Sr. Unscd. Bonds	5.65	6/1/16	345,000		386,136
Ford Motor Credit,
Sr. Unscd. Notes	3.88	1/15/15	1,750,000		1,813,070
Ford Motor Credit,
Sr. Unscd. Notes	4.21	4/15/16	695,000	[b]	720,145
Ford Motor Credit,
Sr. Unscd. Notes	5.00	5/15/18	340,000		363,241
General Electric Capital,
Sr. Unscd. Notes	2.30	4/27/17	975,000		997,816
General Electric Capital,
Sr. Unscd. Notes	3.35	10/17/16	950,000		1,017,261
Goldman Sachs Group,
Sr. Unscd. Notes	3.63	2/7/16	680,000		696,527
Goldman Sachs Group,
Sr. Unscd. Notes	5.75	1/24/22	405,000		443,207
Harley-Davidson Funding,
Gtd. Notes	5.75	12/15/14	1,080,000	[b]	1,169,893
Hartford Financial
Services Group,
Sr. Unscd. Notes	4.00	10/15/17	600,000		616,940
Healthcare Realty Trust,
Sr. Unscd. Notes	5.13	4/1/14	630,000		658,361
HSBC Holdings,
Sr. Unscd. Notes	4.00	3/30/22	905,000		970,550
Hyundai Capital Services,
Sr. Unscd. Notes	4.38	7/27/16	400,000	[b]	423,962
International Lease Finance,
Sr. Unscd. Notes	5.75	5/15/16	325,000		340,108
International Lease Finance,
Sr. Unscd. Notes	6.63	11/15/13	535,000		561,750

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Invesco,
Gtd. Notes	5.38	2/27/13	380,000		389,413
JPMorgan Chase & Co.,
Sr. Unscd. Notes	4.50	1/24/22	1,780,000		1,976,286
Korea Finance,
Sr. Unscd. Notes	2.25	8/7/17	1,200,000		1,191,012
Liberty Mutual Group,
Gtd. Notes	4.95	5/1/22	565,000	[b]	579,683
MetLife Institutional Funding II,
Scd. Notes	1.36	4/4/14	1,200,000	[a,b]	1,207,405
MetLife,
Sr. Unscd. Notes	7.72	2/15/19	500,000		647,755
Morgan Stanley,
Sr. Unscd. Notes	3.80	4/29/16	650,000		644,338
Morgan Stanley,
Sr. Unscd. Notes	4.10	1/26/15	660,000		668,307
PNC Bank,
Sub. Notes	6.88	4/1/18	600,000		731,646
Prudential Financial,
Sr. Unscd. Notes	3.00	5/12/16	1,715,000		1,785,161
Prudential Financial,
Sr. Unscd. Notes	4.75	9/17/15	365,000		399,114
Royal Bank of Scotland,
Sub. Notes	9.50	3/16/22	1,210,000	[a,c]	1,304,069
Simon Property Group,
Sr. Unscd. Notes	4.20	2/1/15	930,000		988,525
Simon Property Group,
Sr. Unscd. Notes	5.88	3/1/17	443,000		518,533
US Bancorp,
Sub. Notes	2.95	7/15/22	805,000		815,702
WEA Finance,
Gtd. Notes	7.13	4/15/18	660,000	[b]	787,429
WEA Finance,
Gtd. Notes	7.50	6/2/14	320,000	[b]	349,259
Willis North America,
Gtd. Notes	6.20	3/28/17	615,000		694,936
Willis North America,
Gtd. Notes	7.00	9/29/19	1,360,000		1,605,628
					49,006,034

The Fund	15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care—1.0%
Express Scripts Holding,
Gtd. Notes	2.65	2/15/17	760,000	[b]	780,572
Express Scripts Holding,
Gtd. Notes	3.50	11/15/16	495,000	[b]	525,492
Gilead Sciences,
Sr. Unscd. Notes	3.05	12/1/16	750,000		803,349
HCA,
Sr. Scd. Notes	5.88	3/15/22	445,000		481,156
					2,590,569
Industrial—.5%
Calpine,
Sr. Scd. Notes	7.88	1/15/23	240,000	[b]	274,200
Waste Management,
Gtd. Notes	6.38	3/11/15	725,000		819,649
Xerox,
Sr. Unscd. Notes	5.63	12/15/19	215,000		239,630
					1,333,479
Information Technology—.2%
Hewlett-Packard,
Sr. Unscd. Notes	2.20	12/1/15	405,000		410,665
Materials—2.3%
ArcelorMittal,
Sr. Unscd. Notes	6.25	2/25/22	250,000	[c]	250,969
Dow Chemical,
Sr. Unscd. Notes	4.13	11/15/21	590,000		651,266
Ecolab,
Sr. Unscd. Notes	3.00	12/8/16	600,000		640,293
El Paso,
Sr. Unscd. Notes	7.25	6/1/18	600,000		695,108
Georgia-Pacific,
Gtd. Notes	8.25	5/1/16	860,000	[b]	933,939
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	5.63	2/15/15	910,000		1,003,562
Teck Resources,
Sr. Scd. Notes	10.25	5/15/16	850,000		939,991
Vale Overseas,
Gtd. Notes	4.38	1/11/22	650,000		682,648
					5,797,776

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Residential Mortgage
Pass-Through Ctfs.—.2%
CS First Boston Mortgage
Securities, Ser. 2004-7, Cl. 6A1	5.25	10/25/19	308,078		313,489
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	2.54	12/25/34	226,347	[a]	196,272
					509,761
Telecommunications—.5%
AT&T,
Sr. Unscd. Notes	2.50	8/15/15	650,000		685,356
Verizon Communications,
Sr. Unscd. Notes	2.00	11/1/16	625,000		651,118
					1,336,474
U.S. Government Agencies—10.5%
Federal Home Loan Mortgage Corp.,
Notes	1.25	8/1/19	6,450,000	[d]	6,447,781
Federal Home Loan Mortgage Corp.,
Notes	4.88	11/15/13	11,625,000	[d]	12,329,115
Federal National Mortgage
Association, Notes	0.88	8/28/17	5,100,000	[d]	5,106,854
Federal National Mortgage
Association, Notes	1.50	6/26/13	2,475,000	[d]	2,504,344
					26,388,094
U.S. Government Agencies/
Mortgage-Backed—2.1%
Federal Home Loan Mortgage Corp.:
6.50%, 6/1/32			1,459	[d]	1,700
Stripped Security, Interest Only Class,
REMIC, Ser. 1987, Cl. PI,
7.00%, 9/15/12			282	[d,e]	1
Federal National Mortgage Association:
3.00%			2,425,000	[d,f]	2,516,695
3.50%			2,370,000	[d,f]	2,509,238
Gtd. Pass-Through Ctfs., REMIC,
Ser. 2003-49, Cl. JE, 3.00%, 4/25/33			196,811	[d]	205,289
Government National Mortgage Association II:
7.00%, 12/20/30—4/20/31			11,886		14,433
7.50%, 11/20/29—12/20/30			13,094		16,110
					5,263,466

The Fund	17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Securities—42.1%
U.S. Treasury Notes:
1.25%, 4/15/14			6,735,000	[c]	6,852,863
1.38%, 9/15/12			31,235,000	[c]	31,287,475
1.75%, 4/15/13			6,940,000		7,017,804
2.13%, 5/31/15			47,880,000	[c]	50,371,244
2.38%, 7/31/17			1,165,000		1,265,755
3.63%, 5/15/13			9,105,000	[c]	9,352,902
					106,148,043
Utilities—.9%
Duke Energy Carolinas,
First Mortgage Bonds	5.10	4/15/18	800,000	[c]	950,883
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	724,000		839,262
Sempra Energy,
Sr. Unscd. Notes	6.50	6/1/16	435,000		517,894
					2,308,039
Total Bonds and Notes
(cost $245,222,805)					248,706,770

Short-Term Investments—2.1%
U.S. Treasury Bills:
0.08%, 9/13/12			5,040,000		5,039,592
0.09%, 8/16/12			200,000	[g]	199,997
Total Short-Term Investments
(cost $5,239,510)					5,239,589

Other Investment—.4%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $990,548)			990,548	[h]	990,548

18

Investment of Cash Collateral
for Securities Loaned—.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $1,256,078)	1,256,078[h]	1,256,078

Total Investments (cost $252,708,941)	101.7%	256,192,985
Liabilities, Less Cash and Receivables	(1.7%)	(4,189,473)
Net Assets	100.0%	252,003,512

REMIC—Real Estate Mortgage Investment Conduit
a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At July 31, 2012, these securities were valued at $25,156,473 or 10.0% of net assets.
c Security, or portion thereof, on loan.At July 31, 2012, the value of the fund’s securities on loan was $57,475,636 and the value of the collateral held by the fund was $82,147,584, consisting of cash collateral of $1,256,078 and
U.S Government & Agency securities valued at $80,891,506.
d The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Notional face amount shown.
f Purchased on a forward commitment basis.
g Held by or on behalf of a counterparty for open financial futures positions.
h Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	54.7	Short-Term/
Corporate Bonds	31.1	Money Market Investments	3.0
Asset/Mortgage-Backed	12.9		101.7

† Based on net assets.
See notes to financial statements.

The Fund	19

STATEMENT OF FINANCIAL FUTURES
July 31, 2012

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 7/31/2012($)
Financial Futures Long
U.S. Treasury 2 Year Notes	258	56,916,413	September 2012	97,444
Financial Futures Short
U.S. Treasury 10 Year Notes	259	(34,875,969)	September 2012	(125,617)
Gross Unrealized Appreciation				97,444
Gross Unrealized Depreciation				(125,617)

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $57,475,636)—Note 1(c):
Unaffiliated issuers	250,462,315	253,946,359
Affiliated issuers	2,246,626	2,246,626
Cash		170,661
Receivable for investment securities sold		23,972,308
Dividends, interest and securities lending income receivable		1,511,131
Receivable for shares of Common Stock subscribed		91,775
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		70,487
Prepaid expenses		25,832
		282,035,179
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		183,253
Payable for investment securities purchased		28,317,919
Liability for securities on loan—Note 1(c)		1,256,078
Payable for shares of Common Stock redeemed		182,058
Payable for futures variation margin—Note 4		13,509
Accrued expenses		78,850
		30,031,667
Net Assets ($)		252,003,512
Composition of Net Assets ($):
Paid-in capital		309,797,431
Accumulated undistributed investment income—net		598,795
Accumulated net realized gain (loss) on investments		(61,919,072)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions [including
($28,173) net unrealized (depreciation) on financial futures]		3,526,358
Net Assets ($)		252,003,512

Net Asset Value Per Share
	Class D	Class P
Net Assets ($)	250,850,194	1,153,318
Shares Outstanding	23,390,242	107,417
Net Asset Value Per Share ($)	10.72	10.74

See notes to financial statements.

The Fund	21

STATEMENT OF OPERATIONS
Year Ended July 31, 2012

Investment Income ($):
Income:
Interest	5,731,525
Income from securities lending—Note 1(c)	47,627
Dividends;
Affiliated issuers	2,105
Total Income	5,781,257
Expenses:
Management fee—Note 3(a)	1,294,966
Shareholder servicing costs—Note 3(c)	832,873
Professional fees	65,225
Registration fees	40,863
Custodian fees—Note 3(c)	25,179
Prospectus and shareholders’ reports	24,772
Directors’ fees and expenses—Note 3(d)	10,447
Distribution fees—Note 3(b)	2,481
Loan commitment fees—Note 2	2,260
Miscellaneous	47,908
Total Expenses	2,346,974
Less—reduction in fees due to earnings credits—Note 3(c)	(323)
Net Expenses	2,346,651
Investment Income—Net	3,434,606
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	5,236,527
Net realized gain (loss) on financial futures	(1,956,577)
Net realized gain (loss) on forward foreign currency exchange contracts	(70,177)
Net Realized Gain (Loss)	3,209,773
Net unrealized appreciation (depreciation) on investments	(2,155,323)
Net unrealized appreciation (depreciation) on financial futures	208,577
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	70,487
Net Unrealized Appreciation (Depreciation)	(1,876,259)
Net Realized and Unrealized Gain (Loss) on Investments	1,333,514
Net Increase in Net Assets Resulting from Operations	4,768,120

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended July 31,
	2012[a]	2011
Operations ($):
Investment income—net	3,434,606	5,415,184
Net realized gain (loss) on investments	3,209,773	3,349,128
Net unrealized appreciation
(depreciation) on investments	(1,876,259)	(2,106,649)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,768,120	6,657,663
Dividends to Shareholders from ($):
Investment income—net:
Class B Shares	(7,301)	(34,530)
Class D Shares	(5,539,247)	(7,194,431)
Class P Shares	(24,349)	(36,344)
Total Dividends	(5,570,897)	(7,265,305)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class B Shares	27,663	286,719
Class D Shares	56,357,564	79,385,280
Class P Shares	243,970	54,613
Dividends reinvested:
Class B Shares	6,646	33,426
Class D Shares	4,909,602	6,216,510
Class P Shares	13,042	26,578
Cost of shares redeemed:
Class B Shares	(979,617)	(1,377,440)
Class D Shares	(71,273,055)	(79,606,719)
Class P Shares	(148,110)	(508,940)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(10,842,295)	4,510,027
Total Increase (Decrease) in Net Assets	(11,645,072)	3,902,385
Net Assets ($):
Beginning of Period	263,648,584	259,746,199
End of Period	252,003,512	263,648,584
Undistributed investment income—net	598,795	88,903

The Fund	23

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended July 31,
	2012[a]	2011
Capital Share Transactions:
Class Bb
Shares sold	2,602	26,660
Shares issued for dividends reinvested	624	3,103
Shares redeemed	(91,614)	(128,079)
Net Increase (Decrease) in Shares Outstanding	(88,388)	(98,316)
Class Db
Shares sold	5,271,729	7,363,226
Shares issued for dividends reinvested	459,215	576,526
Shares redeemed	(6,668,756)	(7,387,550)
Net Increase (Decrease) in Shares Outstanding	(937,812)	552,202
Class P
Shares sold	22,794	5,048
Shares issued for dividends reinvested	1,218	2,461
Shares redeemed	(13,837)	(47,187)
Net Increase (Decrease) in Shares Outstanding	10,175	(39,678)

a	Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b	During the period ended July 31, 2012, 32,512 Class B shares representing $348,357 were automatically converted to 32,571 Class D shares and during the period ended July 31, 2011, 22,558 Class B shares representing $243,276 were automatically converted to 22,534 Class D shares.
See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended July 31,
Class D Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.76	10.78	10.34	10.33	10.81
Investment Operations:
Investment income—net[a]	.14	.23	.32	.42	.46
Net realized and unrealized
gain (loss) on investments	.05	.06	.51	.03	(.45)
Total from Investment Operations	.19	.29	.83	.45	.01
Distributions:
Dividends from investment income—net	(.23)	(.31)	(.39)	(.44)	(.48)
Dividends from net realized
gain on investments	—	—	—	—	(.01)
Total Distributions	(.23)	(.31)	(.39)	(.44)	(.49)
Net asset value, end of period	10.72	10.76	10.78	10.34	10.33
Total Return (%)	1.80	2.67	8.12	4.66	.02
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.90	.90	.90	.95	.89
Ratio of net expenses
to average net assets	.90	.90	.90	.95	.89
Ratio of net investment income
to average net assets	1.33	2.11	3.00	4.25	4.30
Portfolio Turnover Rate	173.05[b]	118.74	90.03	99.46[b]	86.45[b]
Net Assets, end of period ($ x 1,000)	250,850	261,652	256,259	199,863	213,980

a	Based on average shares outstanding at each month end.
b	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2012, 2009 and 2008 were 160.80%, 98.62% and 86.39%, respectively.
See notes to financial statements.

The Fund	25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended July 31,
Class P Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.77	10.79	10.36	10.34	10.82
Investment Operations:
Investment income—net[a]	.14	.23	.32	.42	.47
Net realized and unrealized
gain (loss) on investments	.06	.05	.50	.04	(.46)
Total from Investment Operations	.20	.28	.82	.46	.01
Distributions:
Dividends from investment income—net	(.23)	(.30)	(.39)	(.44)	(.48)
Dividends from net realized
gain on investments	—	—	—	—	(.01)
Total Distributions	(.23)	(.30)	(.39)	(.44)	(.49)
Net asset value, end of period	10.74	10.77	10.79	10.36	10.34
Total Return (%)	1.85	2.65	8.10	4.66	.02
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95	.93	.93	.96	.89
Ratio of net expenses
to average net assets	.95	.93	.93	.96	.89
Ratio of net investment income
to average net assets	1.30	2.09	2.97	4.24	4.32
Portfolio Turnover Rate	173.05[b]	118.74	90.03	99.46[b]	86.45[b]
Net Assets, end of period ($ x 1,000)	1,153	1,047	1,478	1,350	1,678

a	Based on average shares outstanding at each month end.
b	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2012, 2009 and 2008 were 160.80%, 98.62% and 86.39%, respectively.
See notes to financial statements.

26

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus ShortTerm Income Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund.The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 700 million shares of $.001 par value Common Stock.The fund currently offers two classes of shares: Class D (600 million shares authorized) and Class P (100 million shares authorized). Class D and Class P shares are sold at net asset value per share only to institutional investors. The Company’s Board of Directors approved, effective as of the close of business on March 13, 2012, the transfer of shares authorized from Class B to Class D shares. Class B shares were subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically converted to Class D shares after six years.The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were converted to Class D shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

28

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Company’s Board of Directors.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rate of exchange.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities

30

market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy. Forward contracts are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of July 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	23,213,983	—	23,213,983
Commercial
Mortgage-Backed	—	8,482,380	—	8,482,380
Corporate Bonds†	—	78,701,043	—	78,701,043
Mutual Funds	2,246,626	—	—	2,246,626
Residential
Mortgage-Backed	—	509,761	—	509,761
U.S. Government
Agencies/
Mortgage-Backed	—	31,651,560	—	31,651,560
U.S. Treasury	—	111,387,632	—	111,387,632
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	70,487	—	70,487
Financial Futures††	97,444	—	—	97,444
Liabilities ($)
Other Financial
Instruments:
Financial Futures††	(125,617)	—	—	(125,617)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At July 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateral-

32

ized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended July 31, 2012, The Bank of New York Mellon earned $20,412 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended July 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	7/31/2011	($)	Purchases ($)	Sales ($)	7/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,038,000		95,497,634	97,545,086	990,548.4
Dreyfus
Institutional
Cash
Advantage
Fund	2,017,350		48,841,659	49,602,931	1,256,078.5
Total	5,055,350		144,339,293	147,148,017	2,246,626.9

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2012, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended July 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $598,795, accumulated capital losses $60,168,453 and unrealized appreciation $2,096,394. In addition, the fund had $320,655 of capital losses realized after October 31, 2011, which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2012. If not applied, $29,412,543 of the carryover expires in fiscal year 2013, $8,634,655 expires in fiscal year 2014, $7,342,005 expires in fiscal year 2015, $4,178,299 expires in fiscal year 2016, $5,740,844 expires in fiscal year 2017 and $4,860,107 expires in fiscal year 2018.

34

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2012 and July 31, 2011 were as follows: ordinary income $5,570,897 and $7,265,305, respectively.

During the period ended July 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage backed securities, foreign currency transactions, consent fees and a capital loss carryover expiration, the fund increased accumulated undistributed investment income-net by $2,646,183, increased accumulated net realized gain (loss) on investments by $5,027,060 and decreased paid-in capital by $7,673,243. Net assets and net asset value per share were not affected by this reclassification.

(g) New Accounting Pronouncements: In April 2011, FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”)” which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their matu-rity.ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 was effective for new transfers and existing transactions that were modified in the first interim or annual period beginning on or after December 15, 2011.The new disclosures have been implemented and there was no change in accounting for the fund. Management has determined that the fund has not entered into transactions that can be deemed “secured borrowings” as defined by ASU 2011-03.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”).These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.At this time, management is evaluating the implications of ASU 2011-11 and its impact on the funds’ financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended July 31, 2012, the Distributor retained $34 from CDSCs on redemptions of the fund’s Class B shares.

36

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B shares paid the Distributor for distributing its shares at an annual rate of .50% of the value of the average daily net assets of Class B shares. During the period ended July 31, 2012, Class B shares were charged $2,481, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class B shares paid and Class D and Class P shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class B and Class P shares and .20% of the value of the average daily net assets of Class D shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2012, Class B, Class D and Class P shares were charged, $1,240, $514,692 and $2,880, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended July 31, 2012, the fund was charged $140,513 for transfer agency services and $759 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2012, the fund was charged $25,179 pursuant to the custody agreement.

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Subsequent to May 29, 2012,The Bank of NewYork Mellon has continued to provide shareholder redemption draft processing services. During the period ended July 31, 2012, the fund was charged $11,237 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $323.

During the period ended July 31, 2012, the fund was charged $6,418 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $106,820, Shareholder Services Plan fees $42,777, custodian fees $6,023, Chief Compliance Officer fees $3,713 and transfer agency per account fees $23,920.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and forward contracts, during the period ended July 31, 2012, amounted to $447,331,056 and $458,515,415, respectively, of which $31,652,500 in purchases and $31,738,430 in sales were from mortgage dollar roll transactions.

38

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended July 31, 2012 is discussed below.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of July 31, 2012 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1]	97,444	Interest rate risk[1]	(125,617)
Foreign exchange risk[2]	70,487	Foreign exchange risk	—
Gross fair value of
derivatives contracts	167,931		(125,617)

Statement of Assets and Liabilities location:
1	Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Unrealized appreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended July 31, 2012 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
	Financial	Forward
Underlying risk	Futures[3]	Contracts[4]	Total
Interest rate	(1,956,577)	—	(1,956,577)
Foreign exchange	—	(70,177)	(70,177)
Total	(1,956,577)	(70,177)	(2,026,754)

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
	Financial	Forward
Underlying risk	Futures[5]	Contracts[6]	Total
Interest rate	208,577	—	208,577
Foreign exchange	—	70,487	70,487
Total	208,577	70,487	279,064

Statement of Operations location:
3	Net realized gain (loss) on financial futures.
4	Net realized gain (loss) on forward foreign currency exchange contracts.
5	Net unrealized appreciation (depreciation) on financial futures.
6	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equiv-alents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at July 31, 2012 are set forth in the Statement of Financial Futures.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the

40

value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at July 31, 2012:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Cost ($)	Value ($) Apppreciation ($)
Purchases:
Mexican New Peso,
Expiring 8/29/2012[a]	34,760,000	2,561,363	2,606,071	44,708
South African Rand,
Expiring 8/29/2012[a]	10,320,000	1,215,791	1,241,570	25,779
				70,487

Counterparty:
a JPMorgan Chase & Co.

The following summarizes the average market value of derivatives outstanding during the period ended July 31, 2012:

Average Market Value ($)
Interest rate financial futures	66,206,389
Forward contracts	1,134,241

At July 31, 2012, the cost of investments for federal income tax purposes was $254,096,591; accordingly, accumulated net unrealized appreciation on investments was $2,096,394, consisting of $4,394,419 gross unrealized appreciation and $2,298,025 gross unrealized depreciation.

The Fund	41

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Short Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Short Term Income Fund (one of the series comprising Dreyfus Investment Grade Funds, Inc.) as of July 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short Term Income Fund at July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 24, 2012

42

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports 98.46% of ordinary income dividends paid during the fiscal year ended July 31, 2012 as qualifying “interest related dividends”.

The Fund	43

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 18 and 19, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

44

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above or below the Performance Group and Performance Universe medians for all periods. The Board also noted that the fund’s yield performance was above or at the Performance Group median and above the Performance Universe median for the ten one-year periods ended May 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median and the actual management fee and total expenses were above the Expense Group and Expense Universe medians.

The Fund	45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale

46

for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund	47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

48

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

The Fund	51

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

52

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    107,460 in 2011 and $111,222 in 2012.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $18,000 in 2011 and $18,000 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $            10,902 in 2011 and $8,903  in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $510 in 2011 and $2,768 in 2012. [These services consisted of a review of the Registrant's anti-money laundering program].

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The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2011 and $3,213 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were  $17,495,155 in 2011 and $39,291,938 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

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Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Grade Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	Wednesday, September 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	Wednesday, September 26, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	Wednesday, September 26, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)